                                                                    EXHIBIT 99.1

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $550,000,100 (APPROXIMATE)

                                   MLCC 2005-A
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

                                FEBRUARY 14, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT

Matt Whalen             (212) 449-0752
Paul Park               (212) 449-6380
Tom Saywell             (212) 449-2122
Alan Chan               (212) 449-8140
Fred Hubert             (212) 449-5071
Alice Chu               (212) 449-1701
Sonia Lee               (212) 449-5067
Oleg Saitskiy           (212) 449-1901
Keith Singletary        (212) 449-9431
Calvin Look             (212) 449-5029

TRADING

Scott Soltas            (212) 449-3659
Dan Lonski              (212) 449-3659
Charles Sorrentino      (212) 449-3659
Colin Sheen             (212) 449-3659
Edgar Seah              (212) 449-3659

RESEARCH

Grant Bailey            (212) 449-7404

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

DEAL STRUCTURE SUMMARY:

                                   MLCC 2005-A

             $550,000,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

        PRINCIPAL OR NOTIONAL          WAL (YRS)    PYMT WINDOW (MONTHS)   CERTIFICATE                        EXPECTED RTGS
CLASS        BALANCE (1)             (CALL/MAT)(2)      (CALL/MAT)(2)    INTEREST RATES   TRANCHE TYPE     S&P/MOODY'S/FITCH
-----        -----------             -------------      -------------    --------------   ------------     -----------------
  A-1      $   395,582,000            3.95/4.28         1-123/1-298       Floater (3)        Senior           AAA/Aaa/AAA
  A-2      $   135,717,000            3.95/4.28         1-123/1-297       Floater (4)        Senior           AAA/Aaa/AAA
  X-A      $   531,299,000 (5)(6)        N/A                N/A          Interest Only   Notional/Senior      AAA/Aaa/AAA
  X-B      $    13,750,000 (5)(7)                                                        Notional/Senior      AAA/Aaa/AAA
                                                      Information Not
  A-R      $           100                            Provided Hereby                       Residual          AAA/Aaa/AAA
  B-1      $     7,425,000            6.74/7.43        39-123/39-298      Floater (8)      Subordinate         AA/Aa2/AA
  B-2      $     4,125,000            6.74/7.43        39-123/39-298      Floater (9)      Subordinate           A/A2/A
  B-3      $     2,200,000            6.74/7.43        39-123/39-298      Floater (10)     Subordinate        BBB/Baa1/BBB
  B-4      $     1,925,000                                                                 Subordinate         BB/Ba2/BB

                                                      Information Not
  B-5      $     1,100,000                            Provided Hereby                      Subordinate          B+/B2/B
  B-6      $     1,926,000                                                                 Subordinate          NR/NR/NR
 Total     $   550,000,100

(1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.

(4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date ), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%. The interest rate resets semi annually.

(5) Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

(6) The balance shown is the combined initial notional amount of the two components that make up the Class X-A certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A Certificates as described in the Prospectus Supplement.

(7) The balance shown is the combined initial notional amount of the three components that make up the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

(8) The Class B-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and
      (iii) 11.75%.

(9) The Class B-2 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and
      (iii) 11.75%.

(10) The Class B-3 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and
      (iii) 11.75%.

DEPOSITOR:              Merrill Lynch Mortgage Investors, Inc.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

LEAD MANAGER:           Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGER:             WaMu Capital Corporation

TRUSTEE:                Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:        S&P, Moody's and Fitch will rate the Offered
                        Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:           February 1, 2005.

PRICING DATE:           On or about February [15], 2005.

CLOSING DATE:           On or about February [28], 2005.

DISTRIBUTION DATES:     The 25th day of each month (or if not a business day,
                        the next succeeding business day), commencing in March
                        2005.

CERTIFICATES:           The "Senior Certificates" will consist of the Class A-1
                        and Class A-2 (together, the "Class A Certificates"), the Class X-A and Class X-B (together, the "Class X
                        Certificates") and Class A-R Certificates. The
                        "Subordinate Certificates" will consist of the Class
                        B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                        Class B-6 Certificates. The Senior Certificates and the
                        Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class
                        A-2, Class X-A, Class B-1, Class B-2 and Class B-3
                        Certificates (collectively, the "Offered Certificates") are being offered publicly.

REGISTRATION:           The Offered Certificates will be made available in
                        book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX TREATMENT:  It is anticipated that, for federal income tax purposes,
                        (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) The Class A-1 and Class A-2 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and
                        (iii) the holders of the Class X-A Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:      The Offered Certificates are expected to be ERISA
                        eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:        The Senior Certificates (other than the Class A-R
                        Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

CLEAN-UP CALL:          The terms of the transaction allow for an optional
                        termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage
                        Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT
SPEED: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:         The trust will consist of 2 groups of adjustable rate
                        mortgage loans secured by first liens on one- to four-family residential properties. The Mortgage Loans have an aggregate stated principal balance as of the Cut-Off Date of approximately $564,519,438. The Mortgage
                        Loans are one-month LIBOR indexed (approximately 44.46% of the Mortgage Loans) or six-month LIBOR indexed
                        (approximately 55.54% of the Mortgage Loans) Mortgage
                        Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis. All Mortgage Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I

MORTGAGE LOANS:         The Group I Mortgage Loans have an aggregate principal
                        balance of approximately $420,316,149, as of the Cut-Off
                        Date, which equals approximately 74.46% of the Mortgage
                        Loans. The Group I Mortgage Loans are one-month LIBOR indexed (approximately 59.71% of the Group I Mortgage
                        Loans) or six-month LIBOR indexed (approximately 40.29% of the Group I Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group I Mortgage
                        Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP II

MORTGAGE LOANS:         The Group II Mortgage Loans have an aggregate principal
                        balance of approximately $144,203,289, as of the Cut-Off
                        Date, which equals approximately 25.54% of the Mortgage
                        Loans. The Group II Mortgage Loans are all six-month
                        LIBOR indexed Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group II Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

ACCRUED INTEREST:       The Class A-1, Class A-2, Class B-1, Class B-2 and Class
                        B-3 Certificates will settle flat.

ACCRUAL PERIOD:         The interest accrual period (the "Accrual Period") with
                        respect to the Class A-1 and Class A-2 Certificates for each Distribution Date will be the period beginning on the 25th day of the month prior to such Distribution
                        Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis. The interest accrual period for the Class X-A Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:             The Class A-1, Class A-2, Class B-1, Class B-2 and Class
                        B-3 Certificates will have 0 delay days.

NET WAC CAPS:           In the case of the Class A-1 Certificates, the weighted
                        average of the net mortgage rates for the Group I
                        Mortgage Loans, the "Group I Net WAC Cap". In the case of the Class A-2 Certificates, the weighted average of the net mortgage rates for the Group II Mortgage Loans, the "Group II Net WAC Cap". In the case of the Class
                        B-1, Class B-2 and Class B-3 Certificates, the weighted average of the net mortgage rates for the Group I and Group II Mortgage Loans, weighted on the basis of the related group subordinate amount (the "Subordinate Net
                        WAC Cap"). The net mortgage rate of a loan is equal to the mortgage loan rate of the mortgage loan less the serving fee rate. The related group subordinated amount for the Group I Mortgage Loans will equal the excess of the aggregate principal of the Group I Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group I. The related group subordinated amount for the Group II Mortgage
                        Loans will equal the excess of the aggregate principal of the Group II Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group II.

                        If on any Distribution Date, the Certificate Interest Rate of the Class A-1, Class A-2, Class B-1, Class B-2 or Class B-3 Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein. Such payments in respect of Basis Risk Shortfall Amounts may only be derived from payments in respect of the pool 1 component of the Class X-A Certificates in the case of the Class A-1 Certificates, from payments in respect of the pool 2 component of the Class X-A Certificates, in the case of the Class A-2 Certificates and from payments in respect of the Class X-B Certificates, in the case of the Class B-1, Class B-2 and Class B-3 Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

CREDIT ENHANCEMENT:     Senior/subordinate, shifting interest structure.

                                             BOND        INITIAL
CERTIFICATES            S&P/MOODY'S/FITCH   SIZES*    SUBORDINATION*
------------            -----------------   ------    --------------
SENIOR CERTIFICATES         AAA/AAA/AAA     96.60%        3.40%

                        *Preliminary and subject to revision.

SHIFTING INTEREST:      Until the Distribution Date occurring on or after [March
                        2015], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal
                        (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                        Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

                        The prepayment percentages on the Subordinate Certificates are as follows:

                        March 2005 - February 2015       [0% Pro Rata Share]
                        March 2015 - February 2016       [30% Pro Rata Share]
                        March 2016 - February 2017       [40% Pro Rata Share]
                        March 2017 - February 2018       [60% Pro Rata Share]
                        March 2018 - February 2019       [80% Pro Rata Share]
                        March 2019 and after             [100% Pro Rata Share]

                        Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in [March 2008] (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a Mortgage Loan group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that Mortgage Loan group) exceeds the initial senior percentage for such Mortgage Loan group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.

ALLOCATION OF
REALIZED LOSSES:        Any realized losses, on the Mortgage Loans will be
                        allocated as follows: first, to the Subordinate
                        Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates, pro rata, in reduction of their Certificate principal balance.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

CERTIFICATES' PRIORITY
OF DISTRIBUTIONS:       Distributions on the Certificates will be made on each
                        Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans in the related mortgage group (in the case of the Class A-1, Class A-2, Class A-R
                        Certificates), and both mortgage groups (in the case of the Class X-A, Class X-B, Class B-1, Class B-2, Class
                        B-3 and the other subordinate certificates), in the following order of priority:

                        1) To the Class A-R, Class A-1, Class A-2, Class X-A and Class X-B Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;

                        2) Concurrently as follows:

                              i) Sequentially to Class A-R and Class A-1, until their respective principal balances are reduced to zero, all principal received with respect to the Group I Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                              ii) To Class A-2, until its principal balance is reduced to zero, all principal received with respect to the Group II Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                        3) To the Class B-1, Class B-2 and Class B-3
                           Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                        4) To the Class B-1, Class B-2 and Class B-3
                           Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                        5) To the Class B-4, Class B-5 and Class B-6
                           Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to the Class B-5 and Class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)

                        6) To the Class A-R Certificate, any remaining amount.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2
     SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1, CLASS B-2 AND CLASS B-3

                                     ASSUMPTIONS:

                          20% CPR
                          Hard Cap: 11.75%
                          To Call
                          Initial 1 Month LIBOR: 2.59000%
                          Initial 6 Month LIBOR: 2.97000%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                            ORIGINAL  REMAINING
                                        CURRENT      NET    TERM TO    TERM TO   INTEREST-ONLY
                          PRINCIPAL     MORTGAGE  MORTGAGE  MATURITY   MATURITY   REMAINING
GROUP    INDEX TYPE       BALANCE($)    RATE(%)    RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)
-----    ----------       ----------    -------    -------  --------   --------    --------
  1    One-Month LIBOR  244,505,672.56   4.194      3.944     300        298          118
  1    Six-Month LIBOR  165,000,046.70   4.263      4.013     300        296          116
  2    Six-Month LIBOR  140,494,380.74   4.263      4.013     300        297          117
                        550,000,100.00

                                                     RATE
                  MAXIMUM    MINIMUM   NEXT RATE  ADJUSTMENT
         GROSS    MORTGAGE  MORTGAGE  ADJUSTMENT   FREQUENCY
GROUP  MARGIN(%)  RATE(%)    RATE(%)   (MONTHS)    (MONTHS)
-----  ---------  -------    -------   --------    --------
  1      1.906     12.004     1.906        1           1
  1      1.897     12.001     1.897        4           6
  2      1.895     12.000     1.895        4           6

The Group I Net WAC Cap, Group II Net WAC Cap and Subordinate Net WAC are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increases to 20% after the first period.

DISTRIBUTION        GROUP I (1) (2)          GROUP II (2)        SUBORDINATE (1) (2)
   PERIOD           NET WAC CAP (%)         NET WAC CAP (%)         NET WAC CAP (%)
   ------           ---------------         ---------------         ---------------
     1                    3.972                  4.013                   3.982
     2                    8.635                  4.013                   7.454
     3                    8.635                  4.013                   7.454
     4                    8.635                  4.013                   7.454
     5                   11.750                 11.750                  11.750
     6                   11.750                 11.750                  11.750
7 and after              11.750                 11.750                  11.750

(1)   1 Month LIBOR has a lookback period of 25 days.

(2)   6 Month LIBOR has a lookback period of 30 days.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                              TOTAL MORTGAGE LOANS

Total Current Balance                                 $564,519,438.36
Total Number of Loans                                           1,470

                                     AVERAGE OR
                                WEIGHTED AVERAGE (1)       MINIMUM              MAXIMUM
                                --------------------     ------------        --------------
Current Balance                 $         384,026.83     $  22,600.00        $ 6,000,000.00
Original Balance                $         389,710.72     $  22,600.00        $ 6,000,000.00

Loan Rate                                      4.233%           3.000%                5.750%
Servicing Fee                                  0.250%           0.250%                0.250%
Net Loan Rate                                  3.983%           2.750%                5.500%

Gross Margin                                   1.900%           0.625%                3.375%
Maximum Loan Rate                             12.002%          12.000%               13.625%

Original LTV                                   72.27%            9.41%               100.00%
Effective LTV                                  66.43%            0.00%                95.00%

Credit Score                                     731              523                   826

Original Term (mos)                              300              300                   300
Remaining Term (mos)                             297              270                   300
Seasoning (mos)                                    3                0                    30

Next Rate Reset                                    3                1                     6
Rate Adj Freq                                      4                1                     6
First Rate Adj Freq (2)                            4                2                     6

IO Original Term                                 120              120                   120
IO Remaining Term                                117               90                   120

Top State Concentrations ($)        CA(17.43%),FL(11.46%),NY(9.19%),NJ(7.31%),IL(4.79%)

First Pay Date                                             09/01/2002            03/01/2005
Rate Change Date                                           03/01/2005            08/01/2005
Maturity Date                                              08/01/2027            02/01/2030

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                              TOTAL MORTGAGE LOANS

INDEX

                                              % OF AGGREGATE           WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
    INDEX         LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON    SCORE   OUTSTANDING    LTV       LTV       DOC
--------------- --------- ----------------- ----------------- -------- --------  -----------  --------  ---------  -------
One-Month LIBOR    502    $  250,960,270.00       44.46%       4.194%     733    $   499,921   72.36%     64.88%    78.90%
Six-Month LIBOR    968       313,559,168.36       55.54        4.263      729        323,925   72.19      67.55     85.24
--------------- ------    ----------------- -----------       ------   ------    -----------  ------    -------    ------
TOTAL:           1,470    $  564,519,438.36      100.00%       4.233%     731    $   384,027   72.27%     66.36%    82.42%
=============== ======    ================= ===========       ======   ======    ===========  ======    =======    ======

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                           % OF AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
    RANGE OF CUT-OFF DATE    NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL  AVERAGE   AVERAGE  PERCENT
      STATED PRINCIPAL       MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
       BALANCES ($)            LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
---------------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
        0.01 to   100,000.00      93   $    7,688,552.00        1.36%       4.234%    743    $    82,673  56.29%   53.01%     79.10%
  100,000.01 to   200,000.00     420       62,592,993.12       11.09        4.200     732        149,031  68.90    66.72      85.37
  200,000.01 to   300,000.00     317       78,572,493.63       13.92        4.184     733        247,863  70.49    68.02      85.00
  300,000.01 to   400,000.00     197       68,659,936.23       12.16        4.223     734        348,528  74.19    69.96      79.48
  400,000.01 to   500,000.00     143       64,240,607.33       11.38        4.181     730        449,235  73.43    68.67      80.47
  500,000.01 to   600,000.00      62       34,516,849.92        6.11        4.158     723        556,723  77.07    69.73      85.32
  600,000.01 to   700,000.00      59       38,606,164.13        6.84        4.244     730        654,342  73.86    68.55      72.56
  700,000.01 to   800,000.00      42       32,021,258.29        5.67        4.213     737        762,411  75.66    67.88      66.63
  800,000.01 to   900,000.00      28       23,777,063.70        4.21        4.261     729        849,181  69.71    67.41      78.87
  900,000.01 to 1,000,000.00      37       36,170,086.25        6.41        4.217     739        977,570  63.81    59.96      48.37
1,000,000.01 to 1,100,000.00      13       13,903,903.87        2.46        4.281     724      1,069,531  78.18    64.26     100.00
1,100,000.01 to 1,200,000.00      10       11,528,091.32        2.04        4.316     707      1,152,809  71.93    68.36     100.00
1,200,000.01 to 1,300,000.00       3        3,859,314.58        0.68        4.295     704      1,286,438  90.21    68.32     100.00
1,300,000.01 to 1,400,000.00       7        9,505,677.61        1.68        4.052     716      1,357,954  70.81    60.78     100.00
1,400,000.01 to 1,500,000.00       6        8,940,494.94        1.58        4.087     774      1,490,082  76.06    65.43     100.00
1,500,000.01 to 2,000,000.00      27       47,509,752.47        8.42        4.215     731      1,759,620  70.45    61.54     100.00
2,000,000.01 to 2,500,000.00       2        4,435,000.00        0.79        4.436     716      2,217,500  82.56    67.51     100.00
3,000,000.01 or greater            4       17,991,198.97        3.19        4.982     717      4,497,800  81.76    55.13     100.00
---------------------------- -------   ----------------- -----------       ------   -----    ----------- ------   ------    -------
TOTAL:                         1,470   $  564,519,438.36      100.00%       4.233%    731    $   384,027  72.27%   66.36%     82.42%
============================ =======   ================= ===========       ======   =====    =========== ======   ======    =======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                MLCC 2005-A

                              TOTAL MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                  % OF AGGREGATE               WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                   NUMBER OF     AGGREGATE       PRINCIPAL BALANCE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
RANGE OF CURRENT    MORTGAGE  PRINCIPAL BALANCE   OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
MORTGAGE RATES(%)    LOANS      OUTSTANDING       THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING     LTV       LTV       DOC
------------------ --------- -----------------   -----------------   --------  --------  -----------  --------  ---------  -------
2.751 to 3.000          1     $    836,500.00           0.15%         3.000%      621    $   836,500    70.00%    70.00%    100.00%
3.001 to 3.250          2        1,287,266.77           0.23          3.173       709        643,633    64.48     64.48      38.80
3.251 to 3.500         17        7,545,433.12           1.34          3.475       722        443,849    77.52     68.83      80.80
3.501 to 3.750         89       26,250,800.66           4.65          3.723       725        294,953    72.08     69.61      95.38
3.751 to 4.000        409      147,496,158.47          26.13          3.961       728        360,626    69.13     65.63      84.59
4.001 to 4.250        522      217,663,330.18          38.56          4.220       734        416,980    73.01     66.09      81.48
4.251 to 4.500        220       68,398,016.61          12.12          4.428       728        310,900    74.68     69.26      84.61
4.501 to 4.750        203       81,665,498.55          14.47          4.678       736        402,293    72.56     65.35      73.17
4.751 to 5.000          5        2,376,434.00           0.42          4.875       712        475,287    89.65     65.28      87.44
5.001 to 5.250          1        6,000,000.00           1.06          5.125       674      6,000,000    64.86     64.86     100.00
5.501 to 5.750          1        5,000,000.00           0.89          5.750       789      5,000,000    90.91     58.18     100.00
                   ------     ---------------         ------          -----       ---    -----------    -----     -----     ------
TOTAL:              1,470     $564,519,438.36         100.00%         4.233%      731    $   384,027    72.27%    66.36%     82.42%
                   ------     ---------------         ------          -----       ---    -----------    -----     -----     ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                MLCC 2005-A

                              TOTAL MORTGAGE LOANS

REMAINING TERM

                                                    % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                       NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
      RANGE OF         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
REMAINING TERM(MONTHS)   LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV      DOC
---------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
270                          2   $  3,717,143.31           0.66%      4.225%     740    $1,858,572   79.81%    31.51%  100.00%
271                          3      1,321,455.23           0.23       3.881      740       440,485   59.24     59.24   100.00
272                          1        186,020.00           0.03       4.250      685       186,020   59.78     59.78   100.00
273                          1        344,446.77           0.06       4.375      768       344,447   64.44     64.44   100.00
274                          2        882,111.27           0.16       4.254      699       441,056   72.35     32.62   100.00
275                          2        576,035.48           0.10       4.533      746       288,018   95.92     71.45     0.00
277                          1        779,455.34           0.14       3.500      776       779,455   75.86     75.86   100.00
278                          1        184,542.00           0.03       3.500      780       184,542   80.00     80.00     0.00
279                          3      1,940,155.93           0.34       4.187      665       646,719   78.68     71.12    82.50
280                          3      1,099,758.88           0.19       4.250      692       366,586   94.73     70.63    36.35
281                          2        557,331.22           0.10       4.068      702       278,666   80.67     69.33   100.00
282                          2        863,786.55           0.15       3.921      654       431,893   72.27     72.27    87.76
283                          3        356,012.00           0.06       3.703      671       118,671   73.64     73.64    68.19
284                          4      2,219,077.16           0.39       3.990      688       554,769   69.54     69.54   100.00
285                          4      7,098,882.00           1.26       5.305      752     1,774,721   85.40     62.34    94.72
286                          4      2,032,945.85           0.36       4.082      737       508,236   62.04     62.04    50.81
287                          4        939,003.47           0.17       4.113      701       234,751   71.78     71.78   100.00
288                          3      1,606,058.07           0.28       3.938      762       535,353   64.56     64.56    27.15
289                         10      3,792,986.95           0.67       3.697      688       379,299   72.94     66.97    52.95
290                          4      3,143,134.39           0.56       3.988      714       785,784   58.59     58.59    77.73
291                          7      5,389,392.86           0.95       4.077      736       769,913   78.90     66.52    74.02
292                          3      2,367,813.71           0.42       3.947      676       789,271   82.28     72.16    78.09
293                          8      3,733,366.29           0.66       4.311      740       466,671   79.99     60.45    68.71
294                         16     10,779,825.21           1.91       4.072      723       673,739   78.58     62.34    68.36
295                         21      9,872,337.06           1.75       3.946      679       470,111   77.30     67.90    84.73
296                         71     24,492,796.33           4.34       4.028      726       344,969   69.33     65.11    90.69
297                        286     82,064,845.20          14.54       4.080      731       286,940   72.00     69.69    94.04
298                        470    153,280,262.36          27.15       4.164      730       326,128   69.90     66.77    86.23
299                        470    211,616,875.28          37.49       4.348      736       450,249   72.40     65.93    76.48
300                         59     27,281,582.19           4.83       4.508      737       462,400   77.56     66.68    77.59
                         -----   ---------------         -------      -----      ---    ----------   -----     -----    -----
TOTAL:                   1,470   $564,519,438.36         100.00%      4.233%     731    $  384,027   72.27%    66.36%   82.42%
                         -----   ---------------         -------      -----      ---    ----------   -----     -----    -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                              TOTAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                         % OF AGGREGATE             WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           NUMBER OF     AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
   RANGE OF ORIGINAL       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
LOAN-TO-VALUE RATIOS (%)     LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON    SCORE   OUTSTANDING   LTV       LTV      DOC
----------------------     --------- -----------------  -----------------  -------- -------- ----------- -------- --------- -------
0.01 to 10.00                   1    $       80,000.00          0.01%        4.125%   797    $  80,000      9.41%   9.41%    0.00%
10.01 to 20.00                 13         1,786,978.19          0.32         4.125    728      137,460     18.00   18.00    53.70
20.01 to 30.00                 33         6,241,033.00          1.11         4.342    754      189,122     26.45   26.45    36.86
30.01 to 40.00                 67        25,570,746.46          4.53         4.155    747      381,653     35.85   35.85    59.84
40.01 to 50.00                116        36,527,152.04          6.47         4.219    747      314,889     47.11   47.11    69.10
50.01 to 60.00                132        53,002,628.22          9.39         4.158    744      401,535     56.73   56.67    76.75
60.01 to 70.00                220       116,045,841.66         20.56         4.249    724      527,481     66.26   65.72    81.23
70.01 to 75.00                187        63,503,262.13         11.25         4.215    725      339,590     73.84   73.37    85.49
75.01 to 80.00                505       157,704,886.38         27.94         4.188    723      312,287     79.27   77.74    93.97
80.01 to 85.00                  9         6,185,086.47          1.10         4.504    737      687,232     82.73   70.96    69.90
85.01 to 90.00                 18         7,764,289.92          1.38         4.337    749      431,349     88.80   73.38    89.70
90.01 to 95.00                 34        17,997,252.13          3.19          4.77    746      529,331     93.01   71.09    85.11
95.01 to 100.00               135        72,110,281.76         12.77         4.233    734      534,150     99.85   66.46    79.67
                            -----    -----------------        ------         -----    ---    ---------     -----   -----    -----
TOTAL:                      1,470    $  564,519,438.36        100.00%        4.233%   731    $ 384,027     72.27%  66.36%   82.42%
                            -----    -----------------        ------         -----    ---    ---------     -----   -----    -----

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                        % OF AGGREGATE             WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
       RANGE OF          NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE   PERCENT
EFFECTIVE LOAN-TO-VALUE   MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE   FULL
 RATIOS AT ORIGINATION     LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING    LTV       LTV       DOC
----------------------   ---------  -----------------  -----------------  -------- -------- ----------- --------  ---------  -------
0.00                          1     $    579,182.46         0.10%          4.125%    663     $579,182    60.51%      0.00%   100.00%
0.01 to 10.00                 1           80,000.00         0.01           4.125     797       80,000     9.41       9.41      0.00
10.01 to 20.00               13        1,786,978.19         0.32           4.125     728      137,460    18.00      18.00     53.70
20.01 to 30.00               35       10,074,041.97         1.78           4.307     748      287,830    46.67      27.72     60.88
30.01 to 40.00               68       25,945,746.46         4.60           4.157     747      381,555    36.27      35.83     58.97
40.01 to 50.00              156       48,715,807.93         8.63           4.231     740      312,281    58.79      47.78     73.89
50.01 to 60.00              139       65,727,918.22        11.64           4.320     742      472,863    64.05      57.22     81.25
60.01 to 70.00              338      191,465,798.22        33.92           4.255     731      566,467    78.44      67.51     79.12
70.01 to 75.00              185       61,906,334.02        10.97           4.212     724      334,629    74.10      73.80     85.93
75.01 to 80.00              497      150,319,543.98        26.63           4.185     723      302,454    79.26      79.26     93.67
80.01 to 85.00                4          870,086.47         0.15           4.173     752      217,522    82.36      82.36     44.04
85.01 to 90.00               11        2,214,569.92         0.39           4.110     699      201,325    89.26      89.26    100.00
90.01 to 95.00               22        4,833,430.52         0.86           4.288     713      219,701    94.24      94.24    100.00
                          -----     ---------------       ------           -----     ---     --------    -----      -----    ------
TOTAL:                    1,470     $564,519,438.36       100.00%          4.233%    731     $384,027    72.27%     66.36%    82.42%
                          -----     ---------------       ------           -----     ---     --------    -----      -----    ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A
                              TOTAL MORTGAGE LOANS

CREDIT SCORES

                                                    % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                       NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                       MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
RANGE OF CREDIT SCORES   LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV      DOC
---------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Not Available               5    $    2,099,520.00       0.37%         4.353%      0    $419,904     66.72%   60.81%  100.00%
501 to 525                  1           485,000.00       0.09          4.625     523     485,000    100.00    50.00   100.00
526 to 550                  1           126,396.31       0.02          3.875     542     126,396    100.00    50.00   100.00
551 to 575                  2           484,641.74       0.09          4.413     571     242,321     96.60    63.59   100.00
576 to 600                  8         3,541,308.87       0.63          4.093     592     442,664     68.45    66.33   100.00
601 to 625                 13         6,326,956.79       1.12          3.965     617     486,689     72.82    71.34   100.00
626 to 650                 51        24,592,435.74       4.36          4.141     641     482,205     77.63    72.29   100.00
651 to 675                 69        38,157,215.90       6.76          4.441     666     553,003     75.01    66.80   100.00
676 to 700                232        82,127,633.71      14.55          4.189     689     353,998     72.74    69.87    97.52
701 to 725                265        85,970,262.96      15.23          4.192     712     324,416     71.76    66.48    81.33
726 to 750                246        99,965,561.75      17.71          4.188     739     406,364     73.08    66.37    80.81
751 to 775                274       103,892,752.31      18.40          4.198     763     379,171     71.86    66.18    81.03
776 to 800                248        97,338,965.68      17.24          4.318     788     392,496     69.68    62.70    65.96
801 to 825                 54        19,195,986.61       3.40          4.379     807     355,481     70.90    61.37    53.66
826 to 850                  1           214,799.99       0.04          4.375     826     214,800     80.00    80.00     0.00
                        -----    -----------------     ------          -----     ---    --------     -----    -----   ------
Total:                  1,470    $  564,519,438.36     100.00%         4.233%    731    $384,027     72.27%   66.36%   82.42%
                        -----    -----------------     ------          -----     ---    --------     -----    -----   ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A
                              TOTAL MORTGAGE LOANS

GEOGRAPHIC AREA

                                                    % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                       NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                       MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
        STATE            LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV      DOC
---------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Alabama                    17    $    5,722,059.22        1.01%        4.308%    737     $336,592   82.14%    73.20%   64.32%
Alaska                      6         1,441,137.94        0.26         4.069     741      240,190   67.05     65.05   100.00
Arizona                    29        12,557,051.59        2.22         4.291     730      433,002   72.48     65.47    74.21
Arkansas                    3           618,796.56        0.11         4.130     742      206,266   73.45     73.45    66.45
California                214        98,375,144.69       17.43         4.146     719      459,697   68.32     63.93    90.62
Colorado                   48        15,576,890.48        2.76         4.201     727      324,519   69.41     64.61    71.40
Connecticut                28        10,471,871.96        1.86         4.139     731      373,995   69.57     67.01    90.93
Delaware                    9         2,504,157.15        0.44         4.139     741      278,240   74.75     65.39    89.54
District of Columbia        5         2,978,747.26        0.53         4.150     696      595,749   63.53     58.64    81.10
Florida                   173        64,703,619.66       11.46         4.343     732      374,009   73.88     67.68    77.99
Georgia                    34        12,874,808.26        2.28         4.247     720      378,671   78.30     68.38    79.34
Hawaii                      7         3,507,597.63        0.62         4.429     744      501,085   84.92     56.51    86.37
Idaho                       4         1,230,415.39        0.22         4.213     727      307,604   84.30     64.83    89.82
Illinois                   58        27,060,342.46        4.79         4.287     729      466,558   74.39     67.30    82.64
Indiana                    23         5,948,730.11        1.05         4.372     755      258,640   67.46     65.61    65.79
Iowa                       11         1,967,184.50        0.35         4.133     748      178,835   75.98     75.98    96.72
Kansas                      8         1,835,671.66        0.33         4.196     756      229,459   66.40     66.40    93.63
Kentucky                    6         1,647,591.37        0.29         4.106     756      274,599   79.51     69.86    39.80
Louisiana                   8         1,462,241.00        0.26         4.312     762      182,780   67.31     67.31    64.89
Maine                       7         2,455,150.00        0.43         4.503     766      350,736   65.42     62.60    64.71
Maryland                   47        11,649,699.47        2.06         4.193     736      247,866   73.58     69.97    92.39
Massachusetts              46        22,780,816.77        4.04         4.247     741      495,235   65.69     61.19    94.02
Michigan                   41        12,151,162.79        2.15         4.373     738      296,370   80.27     69.93    86.10
Minnesota                  21         5,278,082.96        0.93         4.234     746      251,337   72.97     70.79    68.82
Mississippi                 2           227,023.50        0.04         4.000     751      113,512   77.76     77.76   100.00
Missouri                   20         7,107,329.14        1.26         4.244     756      355,366   79.31     74.28    44.29
Montana                     3           912,599.68        0.16         4.055     805      304,200   69.06     69.06    51.35
Nebraska                    6         1,471,100.00        0.26         4.421     727      245,183   77.83     77.83   100.00
Nevada                     24        10,861,767.16        1.92         4.261     729      452,574   67.21     64.56    79.51
New Hampshire               6           896,326.19        0.16         4.089     763      149,388   63.99     63.99   100.00
New Jersey                103        41,275,747.66        7.31         4.114     718      400,735   68.39     67.03    87.01
New Mexico                  5         2,266,644.95        0.40         4.157     767      453,329   55.28     52.68    50.82
New York                   89        51,874,336.41        9.19         4.173     732      582,858   70.28     63.22    84.40
North Carolina             36        14,279,814.09        2.53         4.205     733      396,662   81.65     67.18    80.41
North Dakota                1           130,000.00        0.02         3.875     680      130,000   66.67     66.67   100.00
Ohio                       26         9,433,916.57        1.67         4.237     757      362,843   80.67     70.24    67.86
Oklahoma                    4         1,998,000.00        0.35         4.067     700      499,500   62.96     62.96    71.72
Oregon                     14         3,301,576.43        0.58         4.088     741      235,827   80.82     71.64    90.91
Pennsylvania               39        19,030,000.57        3.37         4.656     742      487,949   80.83     67.82    86.00
Rhode Island                7         1,677,662.90        0.30         4.151     717      239,666   63.70     63.70    81.79
South Carolina             17         8,025,550.54        1.42         4.304     746      472,091   71.85     64.83    84.83
Tennessee                  16         4,960,681.64        0.88         4.272     735      310,043   82.09     69.52    52.10
Texas                      61        17,684,021.50        3.13         4.212     745      289,902   75.83     69.48    74.01
Utah                       13         3,039,180.48        0.54         4.152     730      233,783   68.68     68.68    96.18
Vermont                     3           453,888.88        0.08         4.134     716      151,296   58.64     58.64   100.00
Virginia                   64        19,906,725.63        3.53         4.207     731      311,043   72.80     69.46    80.92
Virgin Islands              5         1,465,202.81        0.26         4.168     731      293,041   58.61     58.61    49.96
Washington                 34         9,445,187.71        1.67         4.201     732      277,800   75.76     71.31    85.75
West Virginia               4         1,369,149.80        0.24         4.298     696      342,287   88.07     74.05    73.43
Wisconsin                  13         3,761,042.12        0.67         4.022     698      289,311   73.11     66.21    86.74
Wyoming                     2           865,991.12        0.15         4.250     749      432,996   78.57     78.57   100.00
                        -----    -----------------      ------         -----     ---     --------   -----     -----   ------
TOTAL:                  1,470    $  564,519,438.36      100.00%        4.233%    731     $384,027   72.27%    66.36%   82.42%
                        -----    -----------------      ------         -----     ---     --------   -----     -----   ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A
                              TOTAL MORTGAGE LOANS

OCCUPANCY TYPE

                                                    % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                       NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                       MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
   OCCUPANCY TYPE        LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV      DOC
---------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Primary                  1,245   $  474,807,410.59        84.11%      4.227%    729     $381,371    71.88%    67.36%   83.84%
Second Home                148       71,475,971.06        12.66       4.277     740      482,946    73.86     64.28    71.08
Investment                  77       18,236,056.71         3.23       4.207     737      236,832    76.06     48.68    89.99
                         -----   -----------------       ------       -----     ---     --------    -----     -----    -----
TOTAL:                   1,470   $  564,519,438.36       100.00%      4.233%    731     $384,027    72.27%    66.36%   82.42%
                         -----   -----------------       ------       -----     ---     --------    -----     -----    -----

PROPERTY TYPE

                                                    % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                       NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                       MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
    PROPERTY TYPE        LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV      DOC
---------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Single Family              968    $362,701,941.14         64.25%      4.227%    728     $374,692    71.18%    66.32%   84.17%
De Minimis PUD             254     112,779,694.13         19.98       4.241     734      444,015    75.95     68.23    77.04
Planned Unit
  Development               42      10,266,504.04          1.82       4.196     743      244,441    76.02     71.00    79.30
Condominium                165      64,510,866.84         11.43       4.258     741      390,975    72.68     62.81    83.18
Cooperative                 17       7,466,370.86          1.32       4.267     746      439,198    65.37     65.37    66.86
Two- to Four-Family         24       6,794,061.35          1.20       4.140     718      283,086    67.34     65.59    93.15
                         -----    ---------------        ------       -----     ---     --------    -----     -----    -----
TOTAL:                   1,470    $564,519,438.36        100.00%      4.233%    731     $384,027    72.27%    66.36%   82.42%
                         -----    ---------------        ------       -----     ---     --------    -----     -----    -----

LOAN PURPOSE

                                                    % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                       NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                       MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
     LOAN PURPOSE        LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV      DOC
---------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Purchase                    488  $  226,845,866.47        40.18%      4.321%    737      $464,848   80.05%    68.14%   78.67%
Refinance (No Cash-out)     260      80,115,969.93        14.19       4.206     737       308,138   66.35     64.86    76.83
Refinance (Cash-out)        722     257,557,601.96        45.62       4.163     724       356,728   67.26     65.27    87.47
                          -----  -----------------       ------       -----     ---      --------   -----     -----    -----
TOTAL:                    1,470  $  564,519,438.36       100.00%      4.233%    731      $384,027   72.27%    66.36%   82.42%
                          -----  -----------------       ------       -----     ---      --------   -----     -----    -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A
                              TOTAL MORTGAGE LOANS

LOAN DOCUMENTATION

                                                    % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                       NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                       MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
LOAN DOCUMENTATION       LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV      DOC
---------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Full Documentation       1,211    $465,292,438.44        82.42%       4.226%    724      $384,222   73.67%    67.73%  100.00%
Alternative
   Documentation            44      16,706,185.83         2.96        4.091     750       379,686   70.73     66.32     0.00
Stated Documentation        81      32,742,331.51         5.80        4.308     759       404,226   69.46     63.68     0.00
No Income/No Ratio
Documentation              134      49,778,482.58         8.82        4.295     768       371,481   61.56     55.39     0.00
                         -----    ---------------       ------        -----     ---      --------   -----     -----    -----
TOTAL:                   1,470    $564,519,438.36       100.00%       4.233%    731      $384,027   72.27%    66.36%   82.42%
                         -----    ---------------       ------        -----     ---      --------   -----     -----    -----

CHANNEL

                                                    % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                       NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                       MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
        CHANNEL          LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV      DOC
---------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Retail                     882    $416,163,724.87        73.72%       4.278%    732      $471,841    72.85%  64.84%   76.44%
Correspondent              583     144,795,951.49        25.65        4.103     727       248,364    70.57   70.57    99.88
Broker                       5       3,559,762.00         0.63        4.253     758       711,952    73.22   73.22    71.68
                         -----    ---------------       ------        -----     ---      --------    -----   -----    -----
TOTAL:                   1,470    $564,519,438.36       100.00%       4.233%    731      $384,027    72.27%  66.36%   82.42%
                         -----    ---------------       ------        -----     ---      --------    -----   -----    -----

MARGINS

                                                    % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                       NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                       MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
     MARGINS (%)         LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV      DOC
---------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
0.625                        1    $    836,500.00          0.15%       3.000%    621    $  836,500   70.00%   70.00%  100.00%
0.875                        1         578,999.75          0.10        3.500     641       579,000  100.00    70.00   100.00
1.000                        3       1,280,000.00          0.23        3.945     756       426,667   70.40    63.37    29.69
1.125                        2       1,082,655.05          0.19        3.295     704       541,328   78.05    78.05    27.23
1.250                        3       2,156,720.00          0.38        3.881     762       718,907   97.59    71.16   100.00
1.375                       11       5,398,141.99          0.96        3.670     718       490,740   78.07    66.51    76.01
1.500                       14       5,122,196.31          0.91        3.868     688       365,871   76.60    72.10    80.48
1.625                      124      49,532,609.78          8.77        4.012     739       399,457   72.10    66.64    79.17
1.750                      339      96,298,005.67         17.06        4.018     727       284,065   71.95    68.89    96.52
1.875                      418     195,305,629.89         34.60        4.163     736       467,238   71.47    64.97    77.55
2.000                      327     134,298,997.70         23.79        4.475     732       410,700   72.21    65.61    74.49
2.125                      197      47,123,785.98          8.35        4.335     726       239,207   70.36    70.36    93.63
2.250                       13       6,724,787.19          1.19        4.527     707       517,291   81.28    72.67    95.56
2.375                        5       4,341,856.86          0.77        4.297     738       868,371   78.14    36.79    96.08
2.500                        9       3,118,552.19          0.55        4.533     691       346,506   79.27    71.50   100.00
2.750                        1       6,000,000.00          1.06        5.125     674     6,000,000   64.86    64.86   100.00
3.000                        1         320,000.00          0.06        4.625     570       320,000  100.00    50.00   100.00
3.375                        1       5,000,000.00          0.89        5.750     789     5,000,000   90.91    58.18   100.00
                         -----    ---------------        ------        -----     ---    ----------  ------    -----   ------
TOTAL:                   1,470    $564,519,438.36        100.00%       4.233%    731    $  384,027   72.27%   66.36%   82.42%
                         -----    ---------------        ------        -----     ---    ----------  ------    -----   ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A
                              TOTAL MORTGAGE LOANS

MAXIMUM MORTGAGE RATE

                                                        % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                           MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
MAXIMUM MORTGAGE RATE (%)   LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON    SCORE   OUTSTANDING   LTV      LTV      DOC
-------------------------  --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
        12.000               1,465   $  561,034,722.75       99.38%        4.234%   731    $  382,959   72.26%   66.40%    82.31%
        12.125                   2        2,135,838.81        0.38         4.125    746     1,067,919   75.90    72.38    100.00
        12.375                   1          579,182.46        0.10         4.125    663       579,182   60.51     0.00    100.00
        12.750                   1          643,750.00        0.11         3.875    636       643,750   78.03    78.03    100.00
        13.625                   1          125,944.34        0.02         3.500    761       125,944   74.51    74.51    100.00
                             -----   -----------------      ------         -----    ---    ----------   -----    -----    ------
        TOTAL:               1,470   $  564,519,438.36      100.00%        4.233%   731    $  384,027   72.27%   66.36%    82.42%
                             -----   -----------------      ------         -----    ---    ----------   -----    -----    ------

NEXT RATE ADJUSTMENT DATE

                                                    % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                       NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE  PERCENT
NEXT RATE              MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
ADJUSTMENT DATE          LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV      DOC
---------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
  March 2005              505    $  251,489,877.77      44.55%        4.169%    731    $   498,000   72.09%   64.87%  78.67%
  April 2005               99        32,276,670.88       5.72         4.049     724        326,027   71.46    67.19   87.64
  May 2005                256        70,977,909.76      12.57         4.048     723        277,257   71.87    69.88   96.04
  June 2005               350        95,957,191.14      17.00         4.274     730        274,163   70.52    68.99   90.05
  July 2005               212        85,746,136.95      15.19         4.543     737        404,463   74.62    66.34   74.36
  August 2005              48        28,071,651.86       4.97         4.388     743        584,826   74.59    60.95   74.14
                        -----    -----------------     ------         -----     ---    -----------   -----    -----   -----
  TOTAL:                1,470    $  564,519,438.36     100.00%        4.233%    731    $   384,027   72.27%   66.36%  82.42%
                        -----    -----------------     ------         -----     ---    -----------   -----    -----   -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                             GROUP I MORTGAGE LOANS

Total Current Balance                $420,316,149.44
Total Number of Loans                          1,035

                                   AVERAGE OR
                              WEIGHTED AVERAGE (1)      MINIMUM           MAXIMUM
                              --------------------   --------------   --------------
Current Balance               $        406,102.56    $    31,653.70   $ 6,000,000.00
Original Balance              $        411,668.05    $    31,653.70   $ 6,000,000.00

Loan Rate                                   4.222%            3.000%           5.750%
Servicing Fee                               0.250%            0.250%           0.250%
Net Loan Rate                               3.972%            2.750%           5.500%

Gross Margin                                1.902%            0.625%           3.375%
Maximum Loan Rate                          12.003%           12.000%          13.625%

Original LTV                                72.21%             9.41%          100.00%
Effective LTV                               65.81%             0.00%           95.00%

Credit Score                                  731               523              820

Original Term (mos)                           300               300              300
Remaining Term (mos)                          297               270              300
Seasoning (mos)                                 3                 0               30

Next Rate Reset                                 2                 1                6
Rate Adj Freq                                   3                 1                6
First Rate Adj Freq(2)                          4                 2                6

IO Original Term                              120               120              120
IO Remaining Term                             117                90              120

Top State Concentrations ($)    CA(17.95%),FL(11.35%),NY(8.74%),NJ(6.84%),IL(4.84%)

First Pay Date                                           09/01/2002       03/01/2005
Rate Change Date                                         03/01/2005       08/01/2005
Maturity Date                                            08/01/2027       02/01/2030

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                     COMPUTATIONAL MATERIALS
                                                                 FOR MLCC 2005-A

                             GROUP I MORTGAGE LOANS

INDEX

                                                % OF AGGREGATE               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   AVERAGE     PERCENT
                 MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE     CREDIT     BALANCE    ORIGINAL   EFFECTIVE    FULL
     INDEX         LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE    OUTSTANDING    LTV        LTV        DOC
---------------  ---------  -----------------  -----------------  --------  ---------  -----------  --------  ----------  ---------
One-Month LIBOR     502     $ 250,960,270.00           59.71%      4.194%      733      $ 499,921    72.36%     64.88%      78.90%
Six-Month LIBOR     533       169,355,879.44           40.29       4.263       728        317,741    71.98      66.97       84.78
                  -----     ----------------          ------       -----       ---      ---------    -----      -----       -----
TOTAL:            1,035     $ 420,316,149.44          100.00%      4.222%      731      $ 406,103    72.21%     65.72%      81.27%
                  -----     ----------------          ------       -----       ---      ---------    -----      -----       -----

CUT-OFF DATE STATED PRINCIPAL BALANCES

RANGE OF CUT-                                                         % OF AGGREGATE                 WEIGHTED
OFF DATE STATED                    NUMBER OF        AGGREGATE        PRINCIPAL BALANCE    WEIGHTED   AVERAGE
PRINCIPAL                          MORTGAGE     PRINCIPAL BALANCE    OUTSTANDING AS OF    AVERAGE     CREDIT
BALANCES($)                          LOANS         OUTSTANDING        THE CUT-OFF DATE     COUPON     SCORE
---------------                    ---------    -----------------    -----------------    --------  ---------
0.01 to 100,000.00                        69    $   5,538,736.68                1.32%      4.266%      746
100,000.01 to 200,000.00                 284       42,379,556.05               10.08       4.188       732
200,000.01 to 300,000.00                 207       51,478,887.79               12.25       4.193       732
300,000.01 to 400,000.00                 137       48,036,828.48               11.43       4.213       740
400,000.01 to 500,000.00                 104       46,850,901.32               11.15       4.163       727
500,000.01 to 600,000.00                  53       29,424,649.92                7.00       4.120       720
600,000.01 to 700,000.00                  43       28,348,685.47                6.74       4.197       727
700,000.01 to 800,000.00                  29       22,182,807.60                5.28       4.186       739
800,000.01 to 900,000.00                  21       17,742,563.70                4.22       4.169       723
900,000.01 to 1,000,000.00                29       28,329,539.38                6.74       4.133       738
1,000,000.01 to 1,100,000.00              10       10,661,961.45                2.54       4.216       735
1,100,000.01 to 1,200,000.00               7        8,067,176.00                1.92       4.435       721
1,200,000.01 to 1,300,000.00               1        1,259,404.16                0.30       4.000       664
1,300,000.01 to 1,400,000.00               6        8,123,500.00                1.93       4.082       711
1,400,000.01 to 1,500,000.00               5        7,500,000.00                1.78       4.200       769
1,500,000.01 to 2,000,000.00              24       41,964,752.47                9.98       4.203       733
2,000,000.01 to 2,500,000.00               2        4,435,000.00                1.06       4.436       716
3,000,000.01 or greater                    4       17,991,198.97                4.28       4.982       717
                                       -----    ----------------              ------       -----       ---
TOTAL:                                 1,035    $ 420,316,149.44              100.00%      4.222%      731
                                       -----    ----------------              ------       -----       ---

RANGE OF CUT-                         AVERAGE    WEIGHTED   WEIGHTED
OFF DATE STATED                      PRINCIPAL    AVERAGE   AVERAGE     PERCENT
PRINCIPAL                             BALANCE    ORIGINAL   EFFECTIVE    FULL
BALANCES($)                         OUTSTANDING    LTV        LTV         DOC
---------------                     -----------  --------  ----------  ---------
0.01 to 100,000.00                  $   80,272     55.77%      52.28%     77.98%
100,000.01 to 200,000.00               149,224     68.09       65.61      81.82
200,000.01 to 300,000.00               248,690     71.02       67.76      84.67
300,000.01 to 400,000.00               350,634     73.91       68.86      73.62
400,000.01 to 500,000.00               450,489     72.83       68.20      76.94
500,000.01 to 600,000.00               555,182     77.43       69.43      84.82
600,000.01 to 700,000.00               659,272     72.90       68.10      71.46
700,000.01 to 800,000.00               764,924     77.23       69.06      72.85
800,000.01 to 900,000.00               844,884     70.87       67.78      76.47
900,000.01 to 1,000,000.00             976,881     63.77       59.34      44.67
1,000,000.01 to 1,100,000.00         1,066,196     77.62       65.99     100.00
1,100,000.01 to 1,200,000.00         1,152,454     74.25       69.15     100.00
1,200,000.01 to 1,300,000.00         1,259,404     70.00       70.00     100.00
1,300,000.01 to 1,400,000.00         1,353,917     72.65       60.91     100.00
1,400,000.01 to 1,500,000.00         1,500,000     79.72       67.04     100.00
1,500,000.01 to 2,000,000.00         1,748,531     68.52       60.42     100.00
2,000,000.01 to 2,500,000.00         2,217,500     82.56       67.51     100.00
3,000,000.01 or greater              4,497,800     81.76       55.13     100.00
                                    ----------     -----       -----     ------
TOTAL:                              $  406,103     72.21%      65.72%     81.27%
                                    ----------     -----       -----     ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                     COMPUTATIONAL MATERIALS
                                                                 FOR MLCC 2005-A

                             GROUP I MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                 % OF AGGREGATE               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
RANGE OF          NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   AVERAGE     PERCENT
CURRENT           MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE     CREDIT     BALANCE    ORIGINAL   EFFECTIVE    FULL
MORTGAGE RATES(%)  LOANS       OUTSTANDING       THE CUT-OFF DATE  COUPON      SCORE    OUTSTANDING    LTV        LTV        DOC
----------------- ---------  -----------------  -----------------  --------  ---------  -----------  --------  ----------  ---------
2.751 to 3.000          1    $     836,500.00          0.20%         3.000%     621     $  836,500     70.00%    70.00%      100.00%
3.001 to 3.250          1          499,455.23          0.12          3.250      726        499,455     40.00     40.00       100.00
3.251 to 3.500         14        5,236,707.28          1.25          3.481      710        374,051     80.27     72.07        74.50
3.501 to 3.750         46       16,139,955.44          3.84          3.725      725        350,869     72.73     70.43        93.04
3.751 to 4.000        288      110,595,293.12         26.31          3.967      730        384,011     68.65     64.93        80.47
4.001 to 4.250        429      187,295,371.48         44.56          4.222      735        436,586     72.96     65.50        79.72
4.251 to 4.500        150       48,998,123.25         11.66          4.427      726        326,654     74.51     68.16        83.43
4.501 to 4.750        101       37,592,493.64          8.94          4.677      732        372,203     72.63     64.57        77.63
4.751 to 5.000          3        2,122,250.00          0.50          4.875      711        707,417     91.32     64.04        92.68
5.001 to 5.250          1        6,000,000.00          1.43          5.125      674      6,000,000     64.86     64.86       100.00
5.501 to 5.750          1        5,000,000.00          1.19          5.750      789      5,000,000     90.91     58.18       100.00
                    -----    ----------------        ------          -----      ---     ----------     -----     -----       ------
TOTAL:              1,035    $ 420,316,149.44        100.00%         4.222%     731     $  406,103     72.21%    65.72%       81.27%
                    -----    ----------------        ------          -----      ---     ----------     -----     -----       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                     COMPUTATIONAL MATERIALS
                                                                 FOR MLCC 2005-A

                             GROUP I MORTGAGE LOANS

REMAINING TERM

                                                 % OF AGGREGATE               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
RANGE OF          NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   AVERAGE     PERCENT
REMAINING TERM    MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE     CREDIT     BALANCE    ORIGINAL   EFFECTIVE    FULL
(MONTHS)           LOANS       OUTSTANDING       THE CUT-OFF DATE  COUPON      SCORE    OUTSTANDING    LTV        LTV        DOC
--------------    ---------  -----------------  -----------------  --------  ---------  -----------  --------  ----------  ---------
270                      2   $   3,717,143.31            0.88%      4.225%      740     $ 1,858,572    79.81%    31.51%      100.00%
271                      3       1,321,455.23            0.31       3.881       740         440,485    59.24     59.24       100.00
272                      1         186,020.00            0.04       4.250       685         186,020    59.78     59.78       100.00
273                      1         344,446.77            0.08       4.375       768         344,447    64.44     64.44       100.00
274                      1         579,182.46            0.14       4.125       663         579,182    60.51      0.00       100.00
275                      2         576,035.48            0.14       4.533       746         288,018    95.92     71.45         0.00
277                      1         779,455.34            0.19       3.500       776         779,455    75.86     75.86       100.00
278                      1         184,542.00            0.04       3.500       780         184,542    80.00     80.00         0.00
280                      1         700,000.00            0.17       4.250       713         700,000   100.00     70.00         0.00
281                      1         126,396.31            0.03       3.875       542         126,396   100.00     50.00       100.00
282                      1         105,757.97            0.03       4.250       698         105,758    16.86     16.86         0.00
283                      1         130,781.10            0.03       3.625       587         130,781    87.22     87.22       100.00
284                      3       1,039,859.75            0.25       3.978       637         346,620    80.36     80.36       100.00
285                      3       5,453,882.00            1.30       5.623       787       1,817,961    90.04     60.03        93.13
286                      4       2,032,945.85            0.48       4.082       737         508,236    62.04     62.04        50.81
287                      3         537,607.09            0.13       4.104       691         179,202    77.43     77.43       100.00
288                      3       1,606,058.07            0.38       3.938       762         535,353    64.56     64.56        27.15
289                      6       2,015,983.05            0.48       4.005       696         335,997    63.15     63.15        62.18
290                      1         700,000.00            0.17       4.250       786         700,000    70.00     70.00         0.00
291                      4       3,134,510.97            0.75       4.134       742         783,628    79.08     69.92        76.39
292                      3       2,367,813.71            0.56       3.947       676         789,271    82.28     72.16        78.09
293                      5       2,611,044.95            0.62       4.254       730         522,209    78.45     63.89        73.57
294                     11       7,133,488.27            1.70       4.155       711         648,499    84.07     60.79        63.20
295                     13       7,558,165.98            1.80       3.925       669         581,397    77.72     66.36        81.24
296                     40      17,611,825.07            4.19       4.093       719         440,296    70.59     64.72        88.57
297                    174      51,011,031.06           12.14       4.118       733         293,167    72.41     69.72        92.09
298                    328     114,128,033.41           27.15       4.122       729         347,951    69.50     65.68        83.55
299                    370     171,978,413.24           40.92       4.297       735         464,807    71.89     65.66        78.00
300                     48      20,644,271.00            4.91       4.446       739         430,089    77.17     66.74        78.17
                     -----   ----------------          ------       -----       ---     -----------    -----     -----        -----
TOTAL:               1,035   $ 420,316,149.44          100.00%      4.222%      731     $   406,103    72.21%    65.72%       81.27%
                     -----   ----------------          ------       -----       ---     -----------    -----     -----        -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                     COMPUTATIONAL MATERIALS
                                                                 FOR MLCC 2005-A

                             GROUP I MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

   RANGE OF                                      % OF AGGREGATE               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
   ORIGINAL       NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   AVERAGE     PERCENT
LOAN-TO-VALUE     MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE     CREDIT     BALANCE    ORIGINAL   EFFECTIVE    FULL
  RATIOS(%)        LOANS       OUTSTANDING       THE CUT-OFF DATE   COUPON     SCORE    OUTSTANDING    LTV        LTV         DOC
--------------    ---------  -----------------  -----------------  --------  ---------  -----------  --------  ----------  ---------
0.01 to 10.00            1   $      80,000.00            0.02%      4.125%      797     $   80,000      9.41%     9.41%        0.00%
10.01 to 20.00           8       1,374,378.19            0.33       4.097       724        171,797     17.89     17.89        51.80
20.01 to 30.00          23       3,722,834.14            0.89       4.274       742        161,862     27.03     27.03        42.70
30.01 to 40.00          53      22,158,483.57            5.27       4.124       747        418,085     35.92     35.92        57.69
40.01 to 50.00          89      28,014,623.72            6.67       4.202       746        314,771     47.26     47.26        65.20
50.01 to 60.00          90      36,783,317.74            8.75       4.164       740        408,704     56.62     56.54        70.51
60.01 to 70.00         164      92,334,842.12           21.97       4.230       722        563,017     66.41     65.72        81.91
70.01 to 75.00         126      46,537,298.89           11.07       4.229       725        369,344     74.07     73.42        83.07
75.01 to 80.00         331     108,239,863.61           25.75       4.172       724        327,009     79.28     77.17        93.60
80.01 to 85.00           6       3,009,894.50            0.72       4.311       744        501,649     82.13     71.35        71.36
85.01 to 90.00          15       6,689,619.92            1.59       4.284       750        445,975     88.73     73.15        88.04
90.01 to 95.00          24      15,453,984.59            3.68       4.82        748        643,916     93.04      69.3        87.62
95.01 to 100.00        105      55,917,008.45            13.3       4.208       735        532,543     99.84     65.91        80.71
                     -----   ----------------          ------       -----       ---     ----------     -----     -----        -----
TOTAL:               1,035   $ 420,316,149.44          100.00%      4.222%      731     $  406,103     72.21%    65.72%       81.27%
                     -----   ----------------          ------       -----       ---     ----------     -----     -----        -----

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

   RANGE OF
  EFFECTIVE                                      % OF AGGREGATE               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
LOAN-TO-VALUE     NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   AVERAGE     PERCENT
  RATIOS AT       MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE     CREDIT     BALANCE    ORIGINAL   EFFECTIVE    FULL
ORIGINATION(%)     LOANS       OUTSTANDING       THE CUT-OFF DATE  COUPON      SCORE    OUTSTANDING    LTV        LTV        DOC
--------------    ---------  -----------------  -----------------  --------  ---------  -----------  --------  ----------  ---------
0.00                     1   $     579,182.46            0.14%      4.125%      663     $  579,182     60.51%     0.00%      100.00%
0.01 to 10.00            1          80,000.00            0.02       4.125       797         80,000      9.41      9.41         0.00
10.01 to 20.00           8       1,374,378.19            0.33       4.097       724        171,797     17.89     17.89        51.80
20.01 to 30.00          25       7,555,843.11            1.80       4.262       739        302,234     53.70     28.43        71.77
30.01 to 40.00          54      22,533,483.57            5.36       4.126       748        417,287     36.40     35.90        56.73
40.01 to 50.00         124      38,676,830.18            9.20       4.216       739        311,910     60.18     48.02        72.31
50.01 to 60.00          96      49,182,817.74           11.70       4.375       739        512,321     66.16     57.28        77.94
60.01 to 70.00         252     149,038,053.26           35.46       4.223       731        591,421     78.18     67.57        80.04
70.01 to 75.00         123      44,295,488.89           10.54       4.232       724        360,126     74.06     74.06        83.34
75.01 to 80.00         324     101,292,970.64           24.10       4.169       725        312,633     79.27     79.27        93.16
80.01 to 85.00           3         694,894.50            0.17       4.311       759        231,632     82.76     82.76        29.93
85.01 to 90.00          10       1,955,369.92            0.47       4.058       690        195,537     89.16     89.16       100.00
90.01 to 95.00          14       3,056,836.98            0.73       4.146       714        218,345     94.47     94.47       100.00
                     -----   ----------------          ------       -----       ---     ----------     -----     -----       ------
TOTAL:               1,035   $ 420,316,149.44          100.00%      4.222%      731     $  406,103     72.21%    65.72%       81.27%
                     -----   ----------------          ------       -----       ---     ----------     -----     -----       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                             GROUP I MORTGAGE LOANS

CREDIT SCORES

                                                 % OF AGGREGATE             WEIGHTED     AVERAGE   WEIGHTED  WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE  AVERAGE    PERCENT
   RANGE OF      MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT      BALANCE   ORIGINAL EFFECTIVE     FULL
CREDIT SCORES     LOANS        OUTSTANDING      THE CUT-OFF DATE   COUPON    SCORE     OUTSTANDING    LTV      LTV        DOC
-------------     -----        -----------      ----------------   ------    -----     -----------    ---      ---        ---
Not Available          2     $    620,520.00         0.15%         4.307%     N/A       $310,260     69.54%    69.54%   100.00%
501 to 525             1          485,000.00         0.12          4.625      523        485,000    100.00     50.00    100.00
526 to 550             1          126,396.31         0.03          3.875      542        126,396    100.00     50.00    100.00
551 to 575             1          164,641.74         0.04          4.000      573        164,642     90.00     90.00    100.00
576 to 600             7        3,191,308.87         0.76          4.117      592        455,901     68.01     65.65    100.00
601 to 625            10        4,664,700.00         1.11          3.871      618        466,470     71.46     69.45    100.00
626 to 650            37       18,079,757.67         4.30          4.130      641        488,642     78.01     72.00    100.00
651 to 675            53       30,483,151.94         7.25          4.448      666        575,154     74.94     65.88    100.00
676 to 700           155       60,105,564.60        14.30          4.184      689        387,778     71.60     68.72     97.92
701 to 725           185       63,510,699.69        15.11          4.199      713        343,301     71.37     65.67     78.54
726 to 750           162       69,613,285.61        16.56          4.160      739        429,712     73.28     65.33     76.92
751 to 775           197       81,335,797.82        19.35          4.193      763        412,872     71.16     65.38     78.41
776 to 800           179       71,809,821.60        17.08          4.297      787        401,172     71.19     63.07     67.50
801 to 825            45       16,125,503.59         3.84          4.328      807        358,345     71.25     61.82     57.40
                   -----     ---------------       ------          -----      ---       --------     -----     -----     -----
Total:             1,035     $420,316,149.44       100.00%         4.222%     731       $406,103     72.21%    65.72%    81.27%
                   -----     ---------------       ------          -----      ---       --------     -----     -----     -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                             GROUP I MORTGAGE LOANS

GEOGRAPHIC AREA

                                                 % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
                 MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE     FULL
STATE              LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV         DOC
-----              -----       -----------      ----------------   ------     -----   -----------     ---       ---         ---
Alabama              12      $  3,329,941.80          0.79%        4.201%      744      $277,495     73.83%    72.22%      46.26%
Alaska                4           989,528.26          0.24         4.100       746       247,382     69.92     67.00      100.00
Arizona              23        10,562,578.33          2.51         4.305       731       459,243     71.71     63.37       69.96
Arkansas              2           439,600.00          0.10         4.132       745       219,800     77.87     77.87       52.78
California          147        75,431,471.15         17.95         4.159       715       513,139     69.08     63.77       89.17
Colorado             38        12,708,552.49          3.02         4.186       722       334,436     69.89     64.01       66.69
Connecticut          21         8,989,806.01          2.14         4.129       732       428,086     68.63     65.98       89.43
Delaware              7         2,237,379.11          0.53         4.156       745       319,626     74.13     63.65       88.29
District of
  Columbia            3         2,426,247.26          0.58         4.109       698       808,749     56.61     56.61       79.57
Florida             116        47,721,260.77         11.35         4.323       730       411,390     74.18     67.05       80.30
Georgia              24         9,088,479.45          2.16         4.156       716       378,687     78.29     65.22       70.73
Hawaii                5         1,979,597.63          0.47         4.303       775       395,920     75.56     54.79      100.00
Idaho                 3         1,086,400.86          0.26         4.241       722       362,134     88.51     66.46       88.48
Illinois             40        20,361,339.85          4.84         4.287       734       509,033     72.65     65.33       80.85
Indiana              17         3,163,070.43          0.75         4.208       745       186,063     69.36     67.73       76.13
Iowa                  5           807,120.00          0.19         4.188       756       161,424     74.11     74.11       92.01
Kansas                6         1,449,503.76          0.34         4.054       750       241,584     66.84     66.84       96.45
Kentucky              5         1,027,591.37          0.24         4.019       732       205,518     85.07     69.60       63.82
Louisiana             6         1,034,442.00          0.25         4.204       755       172,407     70.53     70.53       50.37
Maine                 3           838,150.00          0.20         4.464       757       279,383     46.30     46.30       68.98
Maryland             34         8,468,816.40          2.01         4.168       741       249,083     73.65     68.68       91.70
Massachusetts        28        14,582,200.49          3.47         4.136       743       520,793     62.99     62.01       93.46
Michigan             30         8,528,007.27          2.03         4.321       742       284,267     80.51     68.98       91.91
Minnesota            12         3,435,359.32          0.82         4.287       754       286,280     73.79     70.45       52.10
Mississippi           1           124,693.73          0.03         4.000       803       124,694     76.52     76.52      100.00
Missouri             17         6,573,455.14          1.56         4.222       757       386,674     79.51     74.07       39.76
Montana               2           733,000.00          0.17         4.099       809       366,500     66.38     66.38       39.43
Nebraska              3           952,200.00          0.23         4.492       707       317,400     77.26     77.26      100.00
Nevada               21         9,807,143.42          2.33         4.257       730       467,007     66.34     63.41       77.31
New Hampshire         4           637,883.61          0.15         4.141       768       159,471     67.82     67.82      100.00
New Jersey           67        28,767,939.35          6.84         4.107       724       429,372     66.51     65.70       86.34
New Mexico            4         2,151,838.61          0.51         4.132       768       537,960     54.40     51.66       53.53
New York             60        36,720,035.30          8.74         4.157       736       612,001     71.65     62.72       81.46
North Carolina       29        11,323,688.34          2.69         4.236       731       390,472     84.25     68.16       81.12
Ohio                 18         5,441,353.91          1.29         4.330       753       302,297     78.60     72.65       59.90
Oklahoma              4         1,998,000.00          0.48         4.067       700       499,500     62.96     62.96       71.72
Oregon               11         2,920,627.30          0.69         4.084       740       265,512     81.05     70.67       89.73
Pennsylvania         31        17,376,256.33          4.13         4.682       743       560,524     80.49     66.95       87.51
Rhode Island          3           613,512.90          0.15         3.973       738       204,504     42.30     42.30       50.19
South Carolina       13         6,523,003.67          1.55         4.289       746       501,770     74.22     65.58       85.68
Tennessee            11         4,092,083.15          0.97         4.272       729       372,008     82.75     68.86       46.82
Texas                46        13,858,065.75          3.30         4.165       749       301,262     76.34     68.45       74.10
Utah                  8         1,733,822.02          0.41         4.280       730       216,728     68.14     68.14       93.30
Vermont               2           308,207.50          0.07         4.021       690       154,104     69.96     69.96      100.00
Virginia             54        16,974,499.99          4.04         4.160       728       314,343     72.22     68.84       85.05
Virgin Islands        2           733,600.00          0.17         3.991       754       366,800     44.34     44.34       15.49
Washington           21         6,016,557.65          1.43         4.206       722       286,503     77.68     70.68       87.70
West Virginia         3         1,193,749.80          0.28         4.250       691       397,917     91.22     75.13       69.53
Wisconsin             7         1,188,496.84          0.28         4.274       724       169,785     74.69     71.91       79.55
Wyoming               2           865,991.12          0.21         4.250       749       432,996     78.57     78.57      100.00
                  -----      ---------------        ------         -----       ---      --------     -----     -----       -----
TOTAL:            1,035      $420,316,149.44        100.00%        4.222%      731      $406,103     72.21%    65.72%      81.27%
                  -----      ---------------        ------         -----       ---      --------     -----     -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                             GROUP I MORTGAGE LOANS

OCCUPANCY TYPE

                                                 % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE    PERCENT
                 MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
OCCUPANCY TYPE     LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV        DOC
--------------     -----       -----------      ----------------   ------     -----   -----------     ---       ---        ---
Primary              859    $353,365,398.73         84.07%         4.222%      729      $411,368     71.89%    66.71%     82.29%
Second Home          111      51,628,524.64         12.28          4.228       742       465,122     73.26     64.18      71.21
Investment            65      15,322,226.07          3.65          4.199       733       235,727     76.11     48.12      91.65
                   -----    ---------------        ------          -----       ---      --------     -----     -----      -----
TOTAL:             1,035    $420,316,149.44        100.00%         4.222%      731      $406,103     72.21%    65.72%     81.27%
                   -----    ---------------        ------          -----       ---      --------     -----     -----      -----

PROPERTY TYPE

                                                 % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE    PERCENT
                 MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL   EFFECTIVE    FULL
PROPERTY TYPE      LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV        LTV        DOC
-------------      -----       -----------      ----------------   ------     -----   -----------     ---        ---        ---
Single Family       659      $266,632,918.06          63.44%       4.228%      728      $404,602     70.71%    65.45%     82.78%
De Minimis PUD      197        88,353,778.11          21.02        4.202       735       448,496     76.36     68.06      75.19
Planned Unit
  Development        32         7,483,803.46           1.78        4.155       745       233,869     72.41     69.54      71.60
Condominium         121        48,025,441.52          11.43        4.239       739       396,904      74.4     62.62      87.89
Cooperative          13         6,614,345.86           1.57        4.229       745       508,796     63.90     63.90      62.59
Two- to
  Four-Family        13         3,205,862.43           0.76        4.143       712       246,605     66.49     65.59      85.48
                  -----      ---------------         ------        -----       ---      --------     -----     -----      -----
TOTAL:            1,035      $420,316,149.44         100.00%       4.222%      731      $406,103     72.21%    65.72%     81.27%
                  -----      ---------------         ------        -----       ---      --------     -----     -----      -----

LOAN PURPOSE

                                                       % OF AGGREGATE             WEIGHTED    AVERAGE   WEIGHTED  WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE   ORIGINAL  EFFECTIVE   FULL
LOAN PURPOSE               LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING    LTV       LTV       DOC
------------               -----      -----------     ----------------   ------     -----   -----------    ---       ---       ---
Purchase                    373     $180,742,492.75       43.00%         4.309%     737       $484,564    80.17%    67.82%    79.36%
Refinance (No Cash-out)     185       57,724,544.29       13.73          4.189      738        312,025    64.93     63.24     73.39
Refinance (Cash-out)        477      181,849,112.40       43.26          4.146      723        381,235    66.61     64.43     85.67
                          -----     ---------------      ------          -----      ---       --------    -----     -----     -----
TOTAL:                    1,035     $420,316,149.44      100.00%         4.222%     731       $406,103    72.21%    65.72%    81.27%
                          -----     ---------------      ------          -----      ---       --------    -----     -----     -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                             GROUP I MORTGAGE LOANS

LOAN DOCUMENTATION

                                                      % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                        NUMBER OF     AGGREGATE     PRINCIPAL BALANCE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                        MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF   AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE  FULL
LOAN DOCUMENTATION        LOANS      OUTSTANDING     THE CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV      DOC
------------------        -----      -----------     ----------------    ------     -----   -----------     ---       ---      ---
Full Documentation          829    $341,593,994.76       81.27%         4.226%       724     $412,055     73.89%    67.12%   100.00%
Alternative
  Documentation              38      14,284,874.02        3.40          4.106        750      375,918     69.76     66.13      0.00
Stated Documentation         64      26,516,706.74        6.31          4.261        757      414,324     67.86     62.27      0.00
No Income/No Ratio
  Documentation             104      37,920,573.92        9.02          4.206        765      364,621     60.99     55.36      0.00
                          -----    ---------------      ------          -----        ---     --------     -----     -----     -----
TOTAL:                    1,035    $420,316,149.44      100.00%         4.222%       731     $406,103     72.21%    65.72%    81.27%
                          -----    ---------------      ------          -----        ---     --------     -----     -----     -----

CHANNEL

                                                 % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE    PERCENT
                 MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL EFFECTIVE    FULL
CHANNEL            LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      LTV        DOC
-------            -----       -----------      ----------------   ------     -----   -----------     ---      ---        ---
Retail              684      $327,093,367.78         77.82%        4.249%     732       $478,207    72.67%    64.34%     76.29%
Correspondent       346        89,663,019.66         21.33         4.123      727        259,142    70.48     70.48      99.81
Broker                5         3,559,762.00          0.85         4.253      758        711,952    73.22     73.22      71.68
                  -----      ---------------        ------         -----      ---       --------    -----     -----      -----
TOTAL:            1,035      $420,316,149.44        100.00%        4.222%     731       $406,103    72.21%    65.72%     81.27%
                  -----      ---------------        ------         -----      ---       --------    -----     -----      -----

MARGINS

                                                 % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE    PERCENT
                 MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
MARGINS (%)        LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV        DOC
-----------        -----       -----------      ----------------   ------     -----   -----------     ---       ---        ---
0.625                  1     $    836,500.00            0.20%       3.000%     621     $  836,500    70.00%   70.00%     100.00%
0.875                  1          578,999.75            0.14        3.500      641        579,000   100.00    70.00      100.00
1.000                  2        1,100,000.00            0.26        3.977      754        550,000    65.56    65.56       18.18
1.250                  1          156,720.00            0.04        3.875      713        156,720    80.00    80.00      100.00
1.375                  9        4,382,341.99            1.04        3.693      735        486,927    74.18    65.10       70.45
1.500                 13        4,891,196.31            1.16        3.861      686        376,246    76.44    71.72       79.56
1.625                 87       35,366,214.64            8.41        3.994      737        406,508    70.94    66.31       79.61
1.750                194       60,255,574.65           14.34        4.042      727        310,596    72.44    68.69       95.12
1.875                403      189,717,349.91           45.14        4.164      736        470,763    71.35    64.73       76.89
2.000                172       67,140,466.63           15.97        4.461      730        390,352    73.86    65.31       72.90
2.125                134       33,675,669.71            8.01        4.351      727        251,311    69.40    69.40       91.09
2.250                  9        5,777,282.97            1.37        4.522      706        641,920    80.83    70.81       97.31
2.375                  3        3,991,268.78            0.95        4.277      742      1,330,423    77.98    32.99       95.74
2.500                  4        1,446,564.10            0.34        4.490      633        361,641    84.68    67.92      100.00
2.750                  1        6,000,000.00            1.43        5.125      674      6,000,000    64.86    64.86      100.00
3.375                  1        5,000,000.00            1.19        5.750      789      5,000,000    90.91    58.18      100.00
                   -----     ---------------          ------        -----      ---     ----------    -----    -----       -----
TOTAL:             1,035     $420,316,149.44          100.00%       4.222%     731     $  406,103    72.21%   65.72%      81.27%
                   -----     ---------------          ------        -----      ---     ----------    -----    -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                             GROUP I MORTGAGE LOANS

MAXIMUM MORTGAGE RATE

                                                  % OF AGGREGATE               WEIGHTED     AVERAGE    WEIGHTED  WEIGHTED
                   NUMBER OF      AGGREGATE     PRINCIPAL BALANCE   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
MAXIMUM MORTGAGE   MORTGAGE   PRINCIPAL BALANCE OUTSTANDING AS OF   AVERAGE     CREDIT      BALANCE    ORIGINAL  EFFECTIVE   FULL
   RATE (%)         LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON      SCORE     OUTSTANDING     LTV       LTV       DOC
   --------         -----       -----------     ----------------    ------      -----     -----------     ---       ---       ---
12.000             1,030       $416,831,433.83        99.17%        4.223%       731      $  404,691    72.20%     65.76%    81.11%
12.125                 2          2,135,838.81         0.51         4.125        746       1,067,919    75.90      72.38    100.00
12.375                 1            579,182.46         0.14         4.125        663         579,182    60.51       0.00    100.00
12.750                 1            643,750.00         0.15         3.875        636         643,750    78.03      78.03    100.00
13.625                 1            125,944.34         0.03         3.500        761         125,944    74.51      74.51    100.00
                   -----       ---------------       ------         -----        ---      ----------    -----      -----     -----
TOTAL:             1,035       $420,316,149.44       100.00%        4.222%       731      $  406,103    72.21%     65.72%    81.27%
                   -----       ---------------       ------         -----        ---      ----------    -----      -----     -----

NEXT RATE ADJUSTMENT DATE

                                                 % OF AGGREGATE             WEIGHTED     AVERAGE    WEIGHTED  WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   AVERAGE    PERCENT
NEXT RATE        MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT      BALANCE    ORIGINAL  EFFECTIVE    FULL
ADJUSTMENT DATE    LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE    OUTSTANDING     LTV       LTV        DOC
---------------    -----       -----------      ----------------   ------     -----    -----------     ---       ---        ---
March 2005          491     $247,173,471.89            58.81%      4.177%      732       $503,408    71.97%    64.75%     78.79%
April 2005           64       21,773,347.82             5.18       4.126       721        340,209    75.59     69.25      82.91
May 2005            137       34,084,057.80             8.11       4.063       727        248,789    71.62     70.57      97.20
June 2005           205       56,102,274.50            13.35       4.263       727        273,670    69.91     68.17      87.16
July 2005           107       44,153,022.28            10.50       4.528       732        412,645    74.47     65.93      78.36
August 2005          31       17,029,975.15             4.05       4.392       750        549,354    74.16     57.00      71.43
                  -----     ---------------           ------       -----       ---       --------    -----     -----      -----
TOTAL:            1,035     $420,316,149.44           100.00%      4.222%      731       $406,103    72.21%    65.72%     81.27%
                  -----     ---------------           ------       -----       ---       --------    -----     -----      -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

                             GROUP II MORTGAGE LOANS

Total Current Balance                                       $144,203,288.92
Total Number of Loans                                                   435

                                       AVERAGE OR
                                   WEIGHTED AVERAGE (1)        MINIMUM                  MAXIMUM
                                   --------------------     ---------------          --------------
Current Balance                    $   331,501.81           $    22,600.00           $ 2,000,000.00
Original Balance                   $   337,467.43           $    22,600.00           $ 2,400,000.00

Loan Rate                                   4.263%                   3.125%                   4.875%
Servicing Fee                               0.250%                   0.250%                   0.250%
Net Loan Rate                               4.013%                   2.875%                   4.625%

Gross Margin                                1.895%                   1.000%                   3.000%
Maximum Loan Rate                          12.000%                  12.000%                  12.000%

Original LTV                                72.44%                   15.37%                  100.00%
Effective LTV                               68.23%                   15.37%                   95.00%

Credit Score                                  731                      570                      826

Original Term (mos)                           300                      300                      300
Remaining Term (mos)                          297                      274                      300
Seasoning (mos)                                 3                        0                       26

Next Rate Reset                                 4                        1                        6
Rate Adj Freq                                   6                        6                        6
First Rate Adj Freq                             6                        6                        6

IO Original Term                              120                      120                      120
IO Remaining Term                             117                       94                      120

Top State Concentrations ($)                CA(15.91%),FL(11.78%),NY(10.51%),NJ(8.67%),MA(5.69%)

First Pay Date                                                 01/01/2003              03/01/2005
Rate Change Date                                               03/01/2005              08/01/2005
Maturity Date                                                  12/01/2027              02/01/2030

(1) Based on current balances

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

                             GROUP II MORTGAGE LOANS

INDEX

                                             % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                 MORTGAGE PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE CREDIT     BALANCE   ORIGINAL EFFECTIVE  FULL
INDEX             LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
--------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Six-Month LIBOR    435     $144,203,288.92      100.00%        4.263%     731     $331,502   72.44%    68.23%   85.78%
TOTAL:             435     $144,203,288.92      100.00%        4.263%     731     $331,502   72.44%    68.23%   85.78%

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                           % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                              NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL  AVERAGE   AVERAGE  PERCENT
RANGE OF CUT-OFF DATE          MORTGAGE PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
STATED PRINCIPAL BALANCES ($)   LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON    SCORE  OUTSTANDING   LTV       LTV      DOC
----------------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
0.01 to 100,000.00                24    $   2,149,815.32        1.49%         4.151%     736  $   89,576    57.64%   54.88%   81.99%
100,000.01 to 200,000.00         136       20,213,437.07       14.02          4.227      731     148,628    70.61    69.04    92.83
200,000.01 to 300,000.00         110       27,093,605.84       18.79          4.168      734     246,306    69.50    68.51    85.63
300,000.01 to 400,000.00          60       20,623,107.75       14.30          4.248      720     343,718    74.83    72.51    93.13
400,000.01 to 500,000.00          39       17,389,706.01       12.06          4.229      737     445,890    75.03    69.93    89.98
500,000.01 to 600,000.00           9        5,092,200.00        3.53          4.382      739     565,800    75.01    71.48    88.22
600,000.01 to 700,000.00          16       10,257,478.66        7.11          4.374      741     641,092    76.53    69.80    75.58
700,000.01 to 800,000.00          13        9,838,450.69        6.82          4.276      732     756,804    72.12    65.23    52.62
800,000.01 to 900,000.00           7        6,034,500.00        4.18          4.530      745     862,071    66.30    66.30    85.91
900,000.01 to 1,000,000.00         8        7,840,546.87        5.44          4.520      747     980,068    63.95    62.20    61.75
1,000,000.01 to 1,100,000.00       3        3,241,942.42        2.25          4.496      688   1,080,647    80.01    58.55   100.00
1,100,000.01 to 1,200,000.00       3        3,460,915.32        2.40          4.038      672   1,153,638    66.51    66.51   100.00
1,200,000.01 to 1,300,000.00       2        2,599,910.42        1.80          4.437      723   1,299,955   100.00    67.50   100.00
1,300,000.01 to 1,400,000.00       1        1,382,177.61        0.96          3.875      749   1,382,178    60.00    60.00   100.00
1,400,000.01 to 1,500,000.00       1        1,440,494.94        1.00          3.500      799   1,440,495    57.00    57.00   100.00
1,500,000.01 to 2,000,000.00       3        5,545,000.00        3.85          4.302      716   1,848,333    85.09    70.00   100.00
                                 ---    ----------------      ------          -----      ---  ----------   ------    -----   ------
TOTAL:                           435    $ 144,203,288.92      100.00%         4.263%     731  $  331,502    72.44%   68.23%   85.78%
                                 ---    ----------------      ------          -----      ---  ----------   ------    -----   ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

                             GROUP II MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                 % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
                    NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE    AVERAGE  PERCENT
RANGE OF CURRENT     MORTGAGE PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL  EFFECTIVE  FULL
MORTGAGE RATES (%)    LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV        LTV      DOC
------------------  --------- ----------------- ----------------- -------- -------- ----------- --------- --------- -------
3.001 to 3.250           1    $     787,811.54          0.55%       3.125%   699      $787,812     80.00%    80.00%   0.00%
3.251 to 3.500           3        2,308,725.84          1.60        3.459    748       769,575     71.28     61.47   95.10
3.501 to 3.750          43       10,110,845.22          7.01        3.719    726       235,136     71.05     68.30   99.12
3.751 to 4.000         121       36,900,865.35         25.59        3.945    724       304,966     70.56     67.72   96.93
4.001 to 4.250          93       30,367,958.70         21.06        4.210    728       326,537     73.26     69.77   92.32
4.251 to 4.500          70       19,399,893.36         13.45        4.429    732       277,141     75.12     72.04   87.59
4.501 to 4.750         102       44,073,004.91         30.56        4.678    739       432,088     72.50     66.01   69.37
4.751 to 5.000           2          254,184.00          0.18        4.875    719       127,092     75.68     75.68   43.67
                       ---    ----------------        ------        -----    ---      --------     -----     -----   -----
TOTAL:                 435    $ 144,203,288.92        100.00%       4.263%   731      $331,502     72.44%    68.23%  85.78%
                       ---    ----------------        ------        -----    ---      --------     -----     -----   -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

                             GROUP II MORTGAGE LOANS

REMAINING TERM

                                                     % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                        NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL   AVERAGE    AVERAGE   PERCENT
RANGE OF                MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL   EFFECTIVE    FULL
REMAINING TERM (MONTHS)   LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV        LTV       DOC
----------------------- --------- ----------------- ----------------- -------- -------- ----------- --------   ---------  --------
274                          1    $      302,928.81          0.21%     4.500%     767   $  302,929     95.00%     95.00%   100.00%
279                          3         1,940,155.93          1.35      4.187      665      646,719     78.68      71.12     82.50
280                          2           399,758.88          0.28      4.250      655      199,879     85.50      71.75    100.00
281                          1           430,934.91          0.30      4.125      749      430,935     75.00      75.00    100.00
282                          1           758,028.58          0.53      3.875      648      758,029     80.00      80.00    100.00
283                          2           225,230.90          0.16      3.749      769      112,615     65.75      65.75     49.73
284                          1         1,179,217.41          0.82      4.000      732    1,179,217     60.00      60.00    100.00
285                          1         1,645,000.00          1.14      4.250      637    1,645,000     70.00      70.00    100.00
287                          1           401,396.38          0.28      4.125      716      401,396     64.22      64.22    100.00
289                          4         1,777,003.90          1.23      3.347      679      444,251     84.05      71.30     42.49
290                          3         2,443,134.39          1.69      3.913      693      814,378     55.33      55.33    100.00
291                          3         2,254,881.89          1.56      3.997      721      751,627     78.64      61.80     70.73
293                          3         1,122,321.34          0.78      4.442      763      374,107     83.57      52.46     57.41
294                          5         3,646,336.94          2.53      3.909      747      729,267     67.84      65.37     78.45
295                          8         2,314,171.08          1.60      4.015      712      289,271     75.94      72.94     96.15
296                         31         6,880,971.26          4.77      3.863      741      221,967     66.11      66.11     96.12
297                        112        31,053,814.14         21.53      4.017      727      277,266     71.33      69.63     97.24
298                        142        39,152,228.95         27.15      4.288      734      275,720     71.04      69.94     94.03
299                        100        39,638,462.04         27.49      4.572      741      396,385     74.64      67.11     69.86
300                         11         6,637,311.19          4.60      4.701      733      603,392     78.78      66.51     75.80
                           ---    -----------------        ------      -----      ---   ----------     -----      -----     -----
TOTAL:                     435    $  144,203,288.92        100.00%     4.263%     731   $  331,502     72.44%     68.23%    85.78%
                           ---    -----------------        ------      -----      ---   ----------     -----      -----     -----

ORIGINAL LOAN-TO-VALUE RATIOS

                                                     % OF AGGREGATE             WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   AVERAGE   PERCENT
RANGE OF ORIGINAL        MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL  EFFECTIVE    FULL
LOAN-TO-VALUE RATIOS (%)   LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV       LTV       DOC
------------------------ --------- ----------------- ----------------- -------- -------- ----------- --------- ---------- --------
10.01 to 20.00               5     $     412,600.00         0.29%        4.217%    740   $   82,520     18.35%     18.35%   60.01%
20.01 to 30.00              10         2,518,198.86         1.75         4.441     773      251,820     25.58      25.58    28.23
30.01 to 40.00              14         3,412,262.89         2.37         4.359     745      243,733     35.39      35.39    73.80
40.01 to 50.00              27         8,512,528.32         5.90         4.273     748      315,279     46.60      46.60    81.97
50.01 to 60.00              42        16,219,310.48        11.25         4.146     752      386,174     56.97      56.97    90.90
60.01 to 70.00              56        23,710,999.54        16.44         4.321     732      423,411     65.68      65.68    78.62
70.01 to 75.00              61        16,965,963.24        11.77         4.178     723      278,131     73.23      73.23    92.14
75.01 to 80.00             174        49,465,022.77        34.30         4.223     721      284,282     79.24      78.97    94.78
80.01 to 85.00               3         3,175,191.97         2.20         4.688     730    1,058,397     83.30      70.59    68.51
85.01 to 90.00               3         1,074,670.00         0.75         4.668     743      358,223     89.29      74.82   100.00
90.01 to 95.00              10         2,543,267.54         1.76         4.461     733      254,327     92.82      81.96    69.85
95.01 to 100.00             30        16,193,273.31        11.23         4.318     730      539,776     99.88      68.35    76.07
                           ---     ----------------       ------         -----     ---   ----------     -----      -----   ------
TOTAL:                     435     $ 144,203,288.92       100.00%        4.263%    731   $  331,502     72.44%     68.23%   85.78%
                           ---     ----------------       ------         -----     ---   ----------     -----      -----   ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-A

                             GROUP II MORTGAGE LOANS

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                     % OF AGGREGATE
                                                        PRINCIPAL
                                                         BALANCE
                                       AGGREGATE        OUTSTANDING             WEIGHTED   AVERAGE     WEIGHTED  WEIGHTED
       RANGE OF          NUMBER OF      PRINCIPAL          AS OF      WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
EFFECTIVE LOAN-TO-VALUE   MORTGAGE      BALANCE        THE CUT-OFF    AVERAGE    CREDIT    BALANCE    ORIGINAL  EFFECTIVE   FULL
RATIOS AT ORIGINATION(%)   LOANS      OUTSTANDING          DATE       COUPON     SCORE   OUTSTANDING     LTV       LTV      DOC
------------------------ ---------  ---------------  --------------  --------  --------  -----------  --------  ---------  -------
10.01 to 20.00                5         $412,600.00        0.29%      4.217%     740      $  82,520    18.35%    18.35%     60.01%
20.01 to 30.00               10        2,518,198.86        1.75       4.441      773        251,820    25.58     25.58      28.23
30.01 to 40.00               14        3,412,262.89        2.37       4.359      745        243,733    35.39     35.39      73.80
40.01 to 50.00               32       10,038,977.75        6.96       4.288      745        313,718    53.39     46.88      79.95
50.01 to 60.00               43       16,545,100.48       11.47       4.155      751        384,770    57.79     57.03      91.08
60.01 to 70.00               86       42,427,744.96       29.42       4.365      733        493,346    79.34     67.31      75.88
70.01 to 75.00               62       17,610,845.13       12.21       4.162      723        284,046    74.21     73.14      92.43
75.01 to 80.00              173       49,026,573.34       34.00       4.219      720        283,391    79.23     79.23      94.73
80.01 to 85.00                1          175,191.97        0.12       3.625      726        175,192    80.74     80.74     100.00
85.01 to 90.00                1          259,200.00        0.18       4.500      769        259,200    90.00     90.00     100.00
90.01 to 95.00                8        1,776,593.54        1.23       4.532      711        222,074    93.85     93.85     100.00
                            ---     ---------------      ------       -----      ---      ---------    -----     -----     ------
TOTAL:                      435     $144,203,288.92      100.00%      4.263%     731      $ 331,502    72.44%    68.23%     85.78%
                            ---     ---------------      ------       -----      ---      ---------    -----     -----     ------

CREDIT SCORES

                                                     % OF AGGREGATE
                                                        PRINCIPAL
                                                         BALANCE
                                       AGGREGATE       OUTSTANDING             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                         NUMBER OF     PRINCIPAL          AS OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                         MORTGAGE       BALANCE        THE CUT-OFF   AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
RANGE OF CREDIT SCORES    LOANS       OUTSTANDING          DATE      COUPON     SCORE    OUTSTANDING     LTV       LTV      DOC
-----------------------  ---------  ---------------  --------------  --------  --------  -----------  --------  ---------  ------
Not Available                3      $  1,479,000.00        1.03%      4.372%      N/A     $493,000     65.54%     57.15%   100.00%
551 to 575                   1           320,000.00        0.22       4.625       570      320,000    100.00      50.00    100.00
576 to 600                   1           350,000.00        0.24       3.875       599      350,000     72.54      72.54    100.00
601 to 625                   3         1,662,256.79        1.15       4.230       616      554,086     76.66      76.66    100.00
626 to 650                  14         6,512,678.07        4.52       4.170       642      465,191     76.57      73.09    100.00
651 to 675                  16         7,674,063.96        5.32       4.414       667      479,629     75.26      70.47    100.00
676 to 700                  77        22,022,069.11       15.27       4.202       690      286,001     75.85      72.99     96.42
701 to 725                  80        22,459,563.27       15.57       4.174       712      280,745     72.84      68.78     89.22
726 to 750                  84        30,352,276.14       21.05       4.252       737      361,337     72.63      68.76     89.72
751 to 775                  77        22,556,954.49       15.64       4.217       765      292,947     74.39      69.06     90.49
776 to 800                  69        25,529,144.08       17.70       4.377       789      369,988     65.44      61.65     61.65
801 to 825                   9         3,070,483.02        2.13       4.648       807      341,165     69.04      59.02     34.01
826 to 850                   1           214,799.99        0.15       4.375       826      214,800     80.00      80.00      0.00
                           ---      ---------------      ------       -----       ---     --------     -----      -----    ------
Total:                     435      $144,203,288.92      100.00%      4.263%      731     $331,502     72.44%     68.23%    85.78%
                           ---      ---------------      ------       -----       ---     --------     -----      -----    ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                             GROUP II MORTGAGE LOANS

GEOGRAPHIC AREA

                                                     % OF AGGREGATE             WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                       NUMBER OF     AGGREGATE      PRINCIPAL BALANCE WEIGHTED  AVERAGE    PRINCIPAL  AVERAGE     AVERAGE  PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF AVERAGE    CREDIT     BALANCE   ORIGINAL   EFFECTIVE   FULL
STATE                    LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING   LTV         LTV      DOC
-----                    -----      -----------     ----------------   ------    -----    -----------   ---        ---       ---
Alabama                     5    $    2,392,117.42         1.66%         4.457%    728    $   478,423    93.71%     74.57%   89.47%
Alaska                      2           451,609.68         0.31          4.000     729        225,805    60.77      60.77   100.00
Arizona                     6         1,994,473.26         1.38          4.218     724        332,412    76.59      76.59    96.74
Arkansas                    1           179,196.56         0.12          4.125     735        179,197    62.61      62.61   100.00
California                 67        22,943,673.54        15.91          4.105     733        342,443    65.84      64.47    95.41
Colorado                   10         2,868,337.99         1.99          4.266     750        286,834    67.28      67.28    92.31
Connecticut                 7         1,482,065.95         1.03          4.197     723        211,724    75.32      73.29   100.00
Delaware                    2           266,778.04         0.19          3.994     714        133,389    80.00      80.00   100.00
District of Columbia        2           552,500.00         0.38          4.329     687        276,250    93.89      67.56    87.78
Florida                    57        16,982,358.89        11.78          4.398     737        297,936    73.03      69.46    71.51
Georgia                    10         3,786,328.81         2.63          4.465     730        378,633    78.31      75.97   100.00
Hawaii                      2         1,528,000.00         1.06          4.594     704        764,000    97.04      58.74    68.72
Idaho                       1           144,014.53         0.10          4.000     768        144,015    52.55      52.55   100.00
Illinois                   18         6,699,002.61         4.65          4.289     714        372,167    79.68      73.29    88.06
Indiana                     6         2,785,659.68         1.93          4.557     766        464,277    65.30      63.19    54.06
Iowa                        6         1,160,064.50         0.80          4.095     741        193,344    77.28      77.28   100.00
Kansas                      2           386,167.90         0.27          4.729     779        193,084    64.74      64.74    83.04
Kentucky                    1           620,000.00         0.43          4.250     796        620,000    70.29      70.29     0.00
Louisiana                   2           427,799.00         0.30          4.574     779        213,900    59.53      59.53   100.00
Maine                       4         1,617,000.00         1.12          4.523     770        404,250    75.33      71.05    62.50
Maryland                   13         3,180,883.07         2.21          4.261     723        244,683    73.41      73.41    94.22
Massachusetts              18         8,198,616.28         5.69          4.445     738        455,479    70.49      59.74    95.00
Michigan                   11         3,623,155.52         2.51          4.495     728        329,378    79.69      72.16    72.43
Minnesota                   9         1,842,723.64         1.28          4.136     731        204,747    71.43      71.43   100.00
Mississippi                 1           102,329.77         0.07          4.000     687        102,330    79.26      79.26   100.00
Missouri                    3           533,874.00         0.37          4.507     744        177,958    76.92      76.92   100.00
Montana                     1           179,599.68         0.12          3.875     789        179,600    80.00      80.00   100.00
Nebraska                    3           518,900.00         0.36          4.291     763        172,967    78.89      78.89   100.00
Nevada                      3         1,054,623.74         0.73          4.296     722        351,541    75.27      75.27   100.00
New Hampshire               2           258,442.58         0.18          3.962     751        129,221    54.54      54.54   100.00
New Jersey                 36        12,507,808.31         8.67          4.130     704        347,439    72.70      70.08    88.55
New Mexico                  1           114,806.34         0.08          4.625     738        114,806    71.77      71.77     0.00
New York                   29        15,154,301.11        10.51          4.211     722        522,562    66.93      64.45    91.50
North Carolina              7         2,956,125.75         2.05          4.085     739        422,304    71.72      63.45    77.67
North Dakota                1           130,000.00         0.09          3.875     680        130,000    66.67      66.67   100.00
Ohio                        8         3,992,562.66         2.77          4.111     761        499,070    83.48      66.95    78.71
Oregon                      3           380,949.13         0.26          4.116     747        126,983    79.07      79.07   100.00
Pennsylvania                8         1,653,744.24         1.15          4.387     732        206,718    84.34      76.98    70.10
Rhode Island                4         1,064,150.00         0.74          4.254     705        266,038    76.04      76.04   100.00
South Carolina              4         1,502,546.87         1.04          4.369     747        375,637    61.57      61.57    81.13
Tennessee                   5           868,598.49         0.60          4.274     764        173,720    78.98      72.65    76.97
Texas                      15         3,825,955.75         2.65          4.381     729        255,064    74.01      73.22    73.67
Utah                        5         1,305,358.46         0.91          3.982     730        261,072    69.39      69.39   100.00
Vermont                     1           145,681.38         0.10          4.375     771        145,681    34.70      34.70   100.00
Virginia                   10         2,932,225.64         2.03          4.480     750        293,223    76.12      73.04    57.00
Virgin Islands              3           731,602.81         0.51          4.345     709        243,868    72.92      72.92    84.52
Washington                 13         3,428,630.06         2.38          4.194     750        263,741    72.41      72.41    82.33
West Virginia               1           175,400.00         0.12          4.625     731        175,400    66.69      66.69   100.00
Wisconsin                   6         2,572,545.28         1.78          3.906     685        428,758    72.38      63.57    90.06
                          ---    -----------------       ------          -----     ---    -----------    -----      -----   ------
TOTAL:                    435    $  144,203,288.92       100.00%         4.263%    731    $   331,502    72.44%     68.23%   85.78%
                          ---    -----------------       ------          -----     ---    -----------    -----      -----   ------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                             GROUP II MORTGAGE LOANS

OCCUPANCY TYPE

                                                     % OF AGGREGATE             WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                       NUMBER OF     AGGREGATE      PRINCIPAL BALANCE WEIGHTED  AVERAGE    PRINCIPAL  AVERAGE      AVERAGE PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF AVERAGE    CREDIT     BALANCE   ORIGINAL   EFFECTIVE   FULL
OCCUPANCY TYPE           LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING   LTV        LTV       DOC
--------------           -----      -----------     ----------------   ------    -----    -----------   ---        ---       ---
Primary                   386    $  121,442,011.86          84.22%     4.241%     730     $   314,617    71.88%     69.24%   88.35%
Second Home                37        19,847,446.42          13.76      4.402      734         536,417    75.42      64.54    70.75
Investment                 12         2,913,830.64           2.02      4.249      760         242,819    75.83      51.63    81.28
                          ---    -----------------         ------      -----      ---     -----------    -----      -----    -----
TOTAL:                    435    $  144,203,288.92         100.00%     4.263%     731     $   331,502    72.44%     68.23%   85.78%
                          ---    -----------------         ------      -----      ---     -----------    -----      -----    -----

PROPERTY TYPE

                                                     % OF AGGREGATE             WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                       NUMBER OF     AGGREGATE      PRINCIPAL BALANCE WEIGHTED  AVERAGE    PRINCIPAL  AVERAGE      AVERAGE PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF AVERAGE    CREDIT     BALANCE   ORIGINAL   EFFECTIVE   FULL
PROPERTY TYPE            LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING   LTV        LTV       DOC
-------------            -----      -----------     ----------------   ------    -----    -----------   ---        ---       ---
Single Family              309   $   96,069,023.08         66.62%      4.225%     728     $   310,903   72.49%     68.74%    88.04%
De Minimis PUD              57       24,425,916.02         16.94       4.383      731         428,525   74.48      68.83     83.70
Planned Unit
Development                 10        2,782,700.58          1.93       4.307      736         278,270   85.70      74.95    100.00
Condominium                 44       16,485,425.32         11.43       4.313      746         374,669   67.65      63.37     69.46
Cooperative                  4          852,025.00          0.59       4.562      752         213,006   76.80      76.80    100.00
Two- to Four-Family         11        3,588,198.92          2.49       4.138      723         326,200   68.10      65.59    100.00
                           ---   -----------------        ------       -----      ---     -----------   -----      -----    ------
TOTAL:                     435   $  144,203,288.92        100.00%      4.263%     731     $   331,502   72.44%     68.23%    85.78%
                           ---   -----------------        ------       -----      ---     -----------   -----      -----    ------

LOAN PURPOSE

                                                     % OF AGGREGATE             WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                       NUMBER OF     AGGREGATE      PRINCIPAL BALANCE WEIGHTED  AVERAGE    PRINCIPAL  AVERAGE      AVERAGE PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF AVERAGE    CREDIT     BALANCE   ORIGINAL   EFFECTIVE   FULL
LOAN PURPOSE             LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING   LTV        LTV       DOC
-------------            -----      -----------     ----------------   ------    -----    -----------   ---        ---       ---
Purchase                   115   $   46,103,373.72         31.97%      4.364%     741     $   400,899   9.57%      69.42%    75.95%
Refinance (No Cash-out)     75       22,391,425.64         15.53       4.251      733         298,552  70.00       69.04     85.69
Refinance (Cash-out)       245       75,708,489.56         52.50       4.206      725         309,014  68.83       67.27     91.79
                           ---   -----------------        ------       -----      ---     -----------  -----       -----     -----
TOTAL:                     435   $  144,203,288.92        100.00%      4.263%     731     $   331,502  72.44%      68.23%    85.78%
                           ---   -----------------        ------       -----      ---     -----------  -----       -----     -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                             GROUP II MORTGAGE LOANS
LOAN DOCUMENTATION

                                                     % OF AGGREGATE             WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                       NUMBER OF     AGGREGATE      PRINCIPAL BALANCE WEIGHTED  AVERAGE    PRINCIPAL  AVERAGE      AVERAGE PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF AVERAGE    CREDIT     BALANCE   ORIGINAL   EFFECTIVE   FULL
LOAN DOCUMENTATION       LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING   LTV        LTV       DOC
------------------       -----      -----------     ----------------   ------    -----    -----------   ---        ---       ---
Full Documentation         382   $  123,698,443.68        85.78%       4.226%     725     $   323,818    73.04%     69.40%   100.00%
Alternative
Documentation                6        2,421,311.81         1.68        4.004      749         403,552    76.44      67.45      0.00
Stated Documentation        17        6,225,624.77         4.32        4.510      765         366,213    76.25      69.70      0.00
No Income/No Ratio
Documentation               30       11,857,908.66         8.22        4.579      775         395,264    63.38      55.49      0.00
                           ---   -----------------       ------        -----      ---     -----------    -----      -----     -----
TOTAL:                     435   $  144,203,288.92       100.00%       4.263%     731     $   331,502    72.44%     68.23%    85.78%
                           ---   -----------------       ------        -----      ---     -----------    -----      -----     -----

CHANNEL

                                                     % OF AGGREGATE             WEIGHTED    AVERAGE   WEIGHTED    WEIGHTED
                       NUMBER OF     AGGREGATE      PRINCIPAL BALANCE WEIGHTED  AVERAGE    PRINCIPAL  AVERAGE      AVERAGE PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF AVERAGE    CREDIT     BALANCE   ORIGINAL   EFFECTIVE   FULL
CHANNEL                  LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING   LTV        LTV       DOC
-------                  -----      -----------     ----------------   ------    -----    -----------   ---        ---       ---
Retail                    198    $   89,070,357.09        61.77%       4.383%     733     $   449,850  73.52%      66.70%    76.98%
Correspondent             237        55,132,931.83        38.23        4.070      728         232,628  70.70       70.70    100.00
                          ---    -----------------       ------        -----      ---     -----------  -----       -----    ------
TOTAL:                    435    $  144,203,288.92       100.00%       4.263%     731     $   331,502  72.44%      68.23%    85.78%
                          ---    -----------------       ------        -----      ---     -----------  -----       -----    ------

MARGINS

                                                     % OF AGGREGATE             WEIGHTED    AVERAGE   WEIGHTED   WEIGHTED
                       NUMBER OF     AGGREGATE      PRINCIPAL BALANCE WEIGHTED  AVERAGE    PRINCIPAL  AVERAGE     AVERAGE  PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF AVERAGE    CREDIT     BALANCE   ORIGINAL  EFFECTIVE   FULL
MARGINS(%)               LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING   LTV        LTV       DOC
-------                  -----      -----------     ----------------   ------    -----    -----------   ---        ---       ---
1.000                          1 $      180,000.00         0.12%         3.750%      768  $   180,000   100.00%     50.00%  100.00%
1.125                          2      1,082,655.05         0.75          3.295       704      541,328    78.05      78.05    27.23
1.250                          2      2,000,000.00         1.39          3.881       766    1,000,000    98.97      70.47   100.00
1.375                          2      1,015,800.00         0.70          3.568       643      507,900    94.87      72.57   100.00
1.500                          1        231,000.00         0.16          4.000       719      231,000    79.96      79.96   100.00
1.625                         37     14,166,395.14         9.82          4.058       744      382,876    74.99      67.47    78.08
1.750                        145     36,042,431.02        24.99          3.977       727      248,568    71.14      69.21    98.88
1.875                         15      5,588,279.98         3.88          4.126       730      372,552    75.71      73.09   100.00
2.000                        155     67,158,531.07        46.57          4.490       734      433,281    70.56      65.92    76.08
2.125                         63     13,448,116.27         9.33          4.294       723      213,462    72.77      72.77   100.00
2.250                          4        947,504.22         0.66          4.557       714      236,876    84.04      84.04    84.89
2.375                          2        350,588.08         0.24          4.528       697      175,294    80.00      80.00   100.00
2.500                          5      1,671,988.09         1.16          4.571       741      334,398    74.59      74.59   100.00
3.000                          1        320,000.00         0.22          4.625       570      320,000   100.00      50.00   100.00
                             --- -----------------       ------          -----       ---  -----------   ------      -----   ------
TOTAL:                       435 $  144,203,288.92       100.00%         4.263%      731  $   331,502    72.44%     68.23%   85.78%
                             --- -----------------       ------          -----       ---  -----------   ------      -----   ------

      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A
                             GROUP II MORTGAGE LOANS

MAXIMUM MORTGAGE RATE

                                                        % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                           MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
MAXIMUM MORTGAGE RATE (%)    LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON    SCORE  OUTSTANDING   LTV       LTV      DOC
---------------------------------------------------------------------------------------------------------------------------------
12.000                        435     $144,203,288.92       100.00%       4.263%     731     $331,502   72.44%    68.23%   85.78%
                              ---     ---------------       ------        -----      ---     --------   -----     -----    -----
TOTAL:                        435     $144,203,288.92       100.00%       4.263%     731     $331,502   72.44%    68.23%   85.78%
                              ---     ---------------       ------        -----      ---     --------   -----     -----    -----

NEXT RATE ADJUSTMENT DATE

                                                        % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL  AVERAGE   AVERAGE  PERCENT
NEXT RATE                  MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
ADJUSTMENT DATE              LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON    SCORE  OUTSTANDING   LTV       LTV      DOC
---------------------------------------------------------------------------------------------------------------------------------
March 2005                     14     $  4,316,405.88         2.99%       3.726%     700     $308,315    78.74%   71.89%   71.63%
April 2005                     35       10,503,323.06         7.28        3.890      729      300,095    62.92    62.92    97.46
May 2005                      119       36,893,851.96        25.58        4.035      719      310,032    72.10    69.25    94.97
June 2005                     145       39,854,916.64        27.64        4.289      734      274,861    71.37    70.15    94.13
July 2005                     105       41,593,114.67        28.84        4.560      742      396,125    74.78    66.77    70.12
August 2005                    17       11,041,676.71         7.66        4.383      732      649,510    75.25    67.06    78.33
                              ---     ---------------       ------        -----      ---     --------    -----    -----    -----
TOTAL:                        435     $144,203,288.92       100.00%       4.263%     731     $331,502    72.44%   68.23%   85.78%
                              ---     ---------------       ------        -----      ---     --------    -----    -----    -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

TO MATURITY

        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

     DATE                          10% CPR   15% CPR   20% CPR   25% CPR   30% CPR
------------------                 -------   -------   -------   -------   -------
Initial Percentage                   100       100       100       100       100
February 25, 2006                     90        84        79        74        69
February 25, 2007                     80        71        63        55        47
February 25, 2008                     72        60        49        40        33
February 25, 2009                     64        51        39        30        23
February 25, 2010                     58        43        32        23        16
February 25, 2011                     51        36        25        17        11
February 25, 2012                     46        31        20        13         8
February 25, 2013                     42        26        16        10         5
February 25, 2014                     37        22        13         7         4
February 25, 2015                     33        19        10         5         3
February 25, 2016                     29        15         8         4         2
February 25, 2017                     24        12         6         3         1
February 25, 2018                     21        10         4         2         1
February 25, 2019                     17         8         3         1         1
February 25, 2020                     14         6         2         1         *
February 25, 2021                     12         5         2         1         *
February 25, 2022                     10         4         1         *         *
February 25, 2023                      8         3         1         *         *
February 25, 2024                      6         2         1         *         *
February 25, 2025                      5         1         *         *         *
February 25, 2026                      3         1         *         *         *
February 25, 2027                      2         1         *         *         *
February 25, 2028                      1         *         *         *         *
February 25, 2029                      1         *         *         *         *
February 25, 2030                      0         0         0         0         0
February 25, 2031                      0         0         0         0         0
February 25, 2032                      0         0         0         0         0
February 25, 2033                      0         0         0         0         0
February 25, 2034                      0         0         0         0         0
February 25, 2035                      0         0         0         0         0

WAL                                 7.78      5.63      4.28      3.37      2.73

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

TO MATURITY

       PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE                           10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
       ----                           -------        -------        -------        -------        -------
Initial Percentage                      100            100            100            100            100
February 25, 2006                        90             84             79             74             69
February 25, 2007                        80             71             63             55             47
February 25, 2008                        72             60             49             40             33
February 25, 2009                        64             51             39             30             23
February 25, 2010                        58             43             32             23             16
February 25, 2011                        51             36             25             17             11
February 25, 2012                        46             31             20             13              8
February 25, 2013                        42             26             16             10              5
February 25, 2014                        37             22             13              7              4
February 25, 2015                        33             19             10              5              3
February 25, 2016                        29             15              8              4              2
February 25, 2017                        24             12              6              3              1
February 25, 2018                        21             10              4              2              1
February 25, 2019                        17              8              3              1              1
February 25, 2020                        14              6              2              1              *
February 25, 2021                        12              5              2              1              *
February 25, 2022                        10              4              1              *              *
February 25, 2023                         8              3              1              *              *
February 25, 2024                         6              2              1              *              *
February 25, 2025                         5              1              *              *              *
February 25, 2026                         3              1              *              *              *
February 25, 2027                         2              1              *              *              *
February 25, 2028                         1              *              *              *              *
February 25, 2029                         1              *              *              *              *
February 25, 2030                         0              0              0              0              0
February 25, 2031                         0              0              0              0              0
February 25, 2032                         0              0              0              0              0
February 25, 2033                         0              0              0              0              0
February 25, 2034                         0              0              0              0              0
February 25, 2035                         0              0              0              0              0

WAL                                    7.79           5.63           4.28           3.37           2.73

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

TO MATURITY

 PERCENTAGE OF CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATE PRINCIPAL BALANCE
                                  OUTSTANDING

       DATE                            10% CPR        15% CPR        20% CPR        25% CPR       30% CPR
       ----                            -------        -------        -------        -------       -------
Initial Percentage                       100            100            100            100           100
February 25, 2006                        100            100            100            100           100
February 25, 2007                        100            100            100            100           100
February 25, 2008                        100            100            100             92            84
February 25, 2009                        100            100             83             69            59
February 25, 2010                        100             90             66             52            41
February 25, 2011                        100             76             53             39            29
February 25, 2012                         96             65             43             29            20
February 25, 2013                         86             55             34             22            14
February 25, 2014                         78             47             27             16            10
February 25, 2015                         69             39             22             12             7
February 25, 2016                         59             32             16              9             5
February 25, 2017                         50             26             12              6             3
February 25, 2018                         43             21              9              4             2
February 25, 2019                         36             16              7              3             1
February 25, 2020                         30             13              5              2             1
February 25, 2021                         25             10              4              1             1
February 25, 2022                         20              8              3              1             *
February 25, 2023                         16              6              2              1             *
February 25, 2024                         13              4              1              *             *
February 25, 2025                         10              3              1              *             *
February 25, 2026                          7              2              1              *             *
February 25, 2027                          5              1              *              *             *
February 25, 2028                          3              1              *              *             *
February 25, 2029                          1              *              *              *             *
February 25, 2030                          0              0              0              0             0
February 25, 2031                          0              0              0              0             0
February 25, 2032                          0              0              0              0             0
February 25, 2033                          0              0              0              0             0
February 25, 2034                          0              0              0              0             0
February 25, 2035                          0              0              0              0             0

WAL                                    12.99           9.68           7.43           6.12          5.26

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                         DISCOUNT MARGIN TABLE (TO CALL)

                            10%                  15%                 20%                 25%               30%
                            CPR                  CPR                 CPR                 CPR               CPR
                          TO CALL              TO CALL             TO CALL             TO CALL           TO CALL
                        DISC MARGIN          DISC MARGIN         DISC MARGIN         DISC MARGIN       DISC MARGIN
                        -----------          -----------         -----------         -----------       -----------
A-1
PRICE    100.0000            23                  23                   23                 24                 24
WAL                         7.48                5.28                 3.95               3.08               2.48

PAYMENT WINDOW         Mar05 - Mar22        Mar05 - Mar18       Mar05 - May15       Mar05 - Mar13     Mar05 - Aug11
A-2
PRICE    100.0000            25                  25                   26                 26                 26
WAL                         7.48                5.28                 3.95               3.08               2.48
PAYMENT WINDOW         Mar05 - Mar22        Mar05 - Mar18       Mar05 - May15       Mar05 - Mar13     Mar05 - Aug11
B-1

PRICE    100.0000            45                  45                   45                 45                 45
WAL                        12.36                8.94                 6.74               5.45               4.61
PAYMENT WINDOW         Oct11 - Mar22        Jul09 - Mar18       May08 - May15       Aug07 - Mar13     Mar07 - Aug11
B-2

PRICE    100.0000            65                  65                   65                 65                 65
WAL                        12.36                8.94                 6.74               5.45               4.61
PAYMENT WINDOW         Oct11 - Mar22        Jul09 - Mar18       May08 - May15       Aug07 - Mar13     Mar07 - Aug11
B-3

PRICE    100.0000           120                  120                 120                 120               121
WAL                        12.36                8.94                 6.74               5.45               4.61
PAYMENT WINDOW         Oct11 - Mar22        Jul09 - Mar18       May08 - May15       Aug07 - Mar13     Mar07 - Aug11

                              YIELD TABLE (TO CALL)

                   5% CPR   10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    35% CPR    40% CPR    45% CPR
 X-A               YIELD     YIELD      YIELD      YIELD      YIELD      YIELD      YIELD      YIELD      YIELD
 ---               -----     -----      -----      -----      -----      -----      -----      -----      -----
PRICE   3.22796    43.01     36.44      29.64      22.44      14.44       5.45      (4.34)    (15.04)    (26.63)
MOD DURATION        1.90      1.95       1.98       2.00       1.98       1.94       1.90       1.87       1.84

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-A

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            10%                15%              20%               25%              30%
                            CPR                CPR              CPR               CPR              CPR
                        TO MATURITY        TO MATURITY      TO MATURITY       TO MATURITY      TO MATURITY
                        DISC MARGIN        DISC MARGIN      DISC MARGIN       DISC MARGIN      DISC MARGIN
                        -----------        -----------      -----------       -----------      -----------
A-1
PRICE    100.0000            24                24                25               25                25
WAL                         7.78              5.63              4.28             3.37              2.73
PAYMENT WINDOW         Mar05 - Dec29      Mar05 - Dec29    Mar05 - Dec29     Mar05 - Dec29    Mar05 - Dec29

A-2
PRICE    100.0000            26                26                27               27                28
WAL                         7.79              5.63              4.28             3.37              2.73
PAYMENT WINDOW         Mar05 - Nov29      Mar05 - Nov29    Mar05 - Nov29     Mar05 - Nov29    Mar05 - Nov29

B-1
PRICE    100.0000            46                46                47               47                48
WAL                        12.99              9.68              7.43             6.12              5.26
PAYMENT WINDOW         Oct11 - Dec29      Jul09 - Dec29    May08 - Dec29     Aug07 - Dec29    Mar07 - Dec29

B-2
PRICE    100.0000            66                67                68               68                69
WAL                        12.99              9.68              7.43             6.12              5.26
PAYMENT WINDOW         Oct11 - Dec29      Jul09 - Dec29    May08 - Dec29     Aug07 - Dec29    Mar07 - Dec29

B-3
PRICE    100.0000           122                123              124               125              126
WAL                        12.99              9.68              7.43             6.12              5.26
PAYMENT WINDOW         Oct11 - Dec29      Jul09 - Dec29    May08 - Dec29     Aug07 - Dec29    Mar07 - Dec29

                            YIELD TABLE (TO MATURITY)

                   5% CPR   10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    35% CPR    40% CPR    45% CPR
 X-A               YIELD     YIELD      YIELD      YIELD      YIELD      YIELD      YIELD      YIELD      YIELD
 ---               -----     -----      -----      -----      -----      -----      -----      -----      -----
PRICE   3.22796    43.01     36.45      29.74      22.85      15.65      8.09       0.24      (7.93)     (16.49)
MOD DURATION        1.90      1.95       2.00       2.05       2.11      2.17       2.24       2.32        2.42

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.